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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                January 25, 2001


                             INTERWORLD CORPORATION
                             ----------------------
         (Exact Name of Registrant business as Specified in Its Charter)



           Delaware                  000-26925                  13-3818716
           --------                  ---------                  ----------
(State or other jurisdiction   (Commission File Number)       (IRS Employer
      of incorporation)                                   Identification Number)




                          395 Hudson Street, 6th Floor
                             New York, NY 10014-3669
                             -----------------------
          (Address, including zip code, of Principal Executive Offices)



                                 (212) 301-2500
                                 --------------
               (Registrant's telephone number including area code)


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


Item 5.  Other Events.

On January 25, 2001, InterWorld Corporation ("InterWorld") and J Net Enterprises, Inc. ("J Net") entered into a Stock Purchase Agreement and a Stand-By Purchase Agreement (collectively, the Agreements") (copies of which are attached hereto as Exhibits 10.1 and 10.2, respectively, and incorporated herein by reference). Pursuant to the Agreements, J Net will exchange all of its InterWorld Series A Convertible Preferred Stock (which pursuant to its terms is mandatorily redeemable for $30 million plus accrued dividends at J Net's option on or after April 12, 2001) and the related warrants for 46,153,846 newly-issued shares of InterWorld Common Stock. In addition, pursuant to the Agreements, InterWorld has agreed to offer for sale to all holders of InterWorld Common Stock up to $20 million of newly-issued InterWorld Common Stock at a price per share of $.65. If such holders do not purchase all of the new issuance, J Net has agreed to purchase the difference between $20 million and the amount purchased by other InterWorld shareholders (the "Stand-By Commitment"). The Agreements also provide J Net with the option to purchase an additional $20 million of InterWorld Common Stock (the "Overallotment Option"). A portion of the Overallotment Option will be exercisable at a price per share of $.65 and a portion will be exercisable at a price per share equal to 90% of the volume-weighted average trading price of InterWorld Common Stock for the 10 trading day period prior to the time of exercise. The portions exercisable at each price will depend on the number of shares purchased pursuant to the Stand-By Commitment, as described in the Agreements. Assuming consummation of the transactions described in the Agreements, J Net would own a majority of the issued and outstanding InterWorld Common Stock. The transactions described in the Agreements are subject to numerous conditions, including obtaining various InterWorld shareholder approvals and the making of various regulatory filings, as described in the Agreements.

The foregoing description of the Agreements does not purport to be complete and is qualified in its entirety by the terms of each of the Agreements, which are incorporated herein by reference.

Item 7.  Financial Statements, PRO FORMA Financial Information and Exhibits

(a)      Financial Statements.

         Not applicable.

(b)      Pro Forma Financial Information.

         Not applicable.

(c)      Exhibits

         EXHIBIT           DESCRIPTION

         10.1              Stock Purchase Agreement

         10.2              Stand-By Purchase Agreement

         99.1              Press Release

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                        INTERWORLD CORPORATION

Date:      February 1, 2001             By:     /s/ Michael Donahue
      ----------------------------          ------------------------------------
                                        Name:   Michael Donahue
                                        Title:  Chairman, President and Chief
                                                Executive Officer

                                  EXHIBIT INDEX

10.1                       Stock Purchase Agreement

10.2                       Stand-By Purchase Agreement

99.1                       Press Release

                                                                    EXHIBIT 10.1

                            STOCK PURCHASE AGREEMENT

THIS STOCK PURCHASE AGREEMENT (this "Agreement"), dated as of January 25, 2001, by and between InterWorld Corporation, a Delaware corporation, with headquarters located at 395 Hudson Street, 6th Floor, New York, New York 10014-3669 (the "Company"), and J Net Enterprises, Inc., a Nevada corporation, with headquarters located at 8750 North Central Expressway, # 600, Dallas, Texas 75231 ("J Net").

WHEREAS, J Net owns beneficially and of record 3,200,00 shares of Series A Convertible Preferred Stock of the Company (the "Preferred Stock") and a warrant (the "J Net Warrant" and, together with the Preferred Stock and any additional shares of Preferred Stock issued to J Net as dividends thereon, the "Securities") to purchase additional shares of common stock, par value $.01 per share, of the Company ("Common Stock"); and

WHEREAS, the Company has agreed to offer to its shareholders up to thirty million seven hundred sixty-nine thousand two hundred thirty-one (30,769,231) shares of Common Stock (the "Rights Offering") at an offering price of sixty-five cents ($0.65) per share (the "Offering Price") for an aggregate offering amount of approximately twenty million dollars ($20,000,000); and

WHEREAS, J Net has agreed to participate in the Rights Offering as a stand-by purchaser for all of the shares offered in the Rights Offering up to twenty million dollars ($20,000,000) and the Company has agreed to grant J Net an option to purchase up to an additional twenty million dollars ($20,000,000) of Common Stock (the "Overallotment Option"), each as pursuant to the terms set forth in the Stand-By Purchase Agreement in the form attached hereto as Exhibit
                                                                        -------
A (the "Stand-By Purchase Agreement");
-

WHEREAS, the Company desires to purchase the Securities from J Net, and J Net desires to sell to the Company, the Securities, on the terms and subject to the conditions contained herein (the "Conversion"); and

WHEREAS, the parties hereto intend to treat the Conversion as a recapitalization within the meaning of Section 368(a)(1)(E) of the Internal Revenue Code of 1986, as amended (the "Code");

NOW, THEREFORE, in consideration of the promises and of the respective representations, warranties, covenants, agreements and conditions contained herein, each of the parties hereto agrees as follows:


                                    ARTICLE I
                       PURCHASE AND SALE OF THE SECURITIES

  Section 1.1  Purchase and Sale. At the Closing on the Closing Date (each as
                -----------------
defined in Section 1.3) and in accordance with the provisions of this Agreement,
           -----------
the Company shall purchase from J Net, and J Net shall sell to the Company, all, but not less than all, of the Securities, against receipt by J Net of the consideration set forth in Section 1.2 below.
                           -----------

  Section 1.2  Payment of Consideration; Delivery of Securities. At the Closing
               ------------------------------------------------
on the Closing Date, (i) the Company shall issue to J Net forty-six million one hundred fifty-three thousand eight hundred forty-six (46,153,846) shares of Common Stock (the "Conversion Shares") as consideration for the Conversion, and
(ii) J Net shall deliver to the Company, against receipt of the certificate(s) evidencing the Conversion Shares, certificate(s) representing all of the Securities, duly endorsed for transfer, or accompanied by duly executed stock powers, with the signatures of each of the record owners appropriately witnessed and notarized in a manner acceptable to the Company. Upon surrender of the Securities to the Company in connection with the Conversion contemplated herein, all rights and interests relating to the Securities, including any accrued and unpaid dividends, shall be cancelled. The issuance and resale of such Conversion Shares shall be registered under the Securities Act of 1933, as amended (the "Securities Act") pursuant to the provisions set forth in Section 4.13.
                                                          ------------

  Section 1.3  Closing. The closing of the Conversion (the "Closing") shall
               -------
take place at the offices of Greenberg Traurig, LLP, 200 Park Avenue, New York, New York 10166 at 10:00 A.M. New York City time on (a) the earlier to occur of
(i) the closing of the Rights Offering or (ii) July 31, 2001 or, at J Net's option, (b) such earlier time and date as J Net shall decide in its sole discretion; provided, in each instance, that all conditions set forth in Section
            --------                                                     -------
5.1(a) through (d), Section 5.1(e)(i), Section 5.2 and Section 5.3 shall have
------         ---  -----------------  -----------     -----------
been fulfilled or waived (other than conditions that by their nature are required to be performed or satisfied on the Closing Date, but subject to the satisfaction of such conditions) (such date as the Closing occurs, the "Closing Date").


                                   ARTICLE II
                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Except as set forth in the corresponding sections or subsections of the Company Disclosure Schedule, dated as of the date hereof, delivered by the Company to J Net (the "Company Disclosure Schedule") or in the Company SEC Reports (as defined in Section 2.5), the Company represents and warrants to J Net as
           ------------
follows:

  Section 2.1  Organization and Qualification. The Company and each of its
               ------------------------------
subsidiaries (as defined below) is a corporation or other legal entity duly organized, validly existing and in good standing under the laws of its jurisdiction of existence, has all requisite corporate power and authority, and has been duly authorized by all necessary approvals and orders, to own, lease and operate its assets and properties to the extent owned, leased and operated and to carry on its business as it is now being conducted and is duly qualified and in good standing to do business in each jurisdiction in which the nature of its business or the ownership or leasing of its assets and properties makes such qualification necessary, other than in such jurisdictions where the failure to be so qualified and in good standing would not, when taken together with all other such failures, reasonably be expected to have a material adverse effect on the business, properties, condition (financial or otherwise), prospects (other than effects that are the result of general economic changes or industry-specific risks) or results of operations of the Company and its subsidiaries taken as a whole or to prevent or materially delay the consummation of the transactions contemplated by this Agreement (any such material adverse effect being hereafter referred to as a "Company Material Adverse Effect"). As used in this Agreement, the term "subsidiary" of a person shall mean any corporation or other entity (including partnerships and other business associations) of which a majority of the outstanding capital stock or other voting securities having voting power under ordinary circumstances to elect directors or similar members of the governing body of such corporation or entity shall at the time be held, directly or indirectly, by such person. True, accurate and complete copies of the articles of incorporation, as amended, and by-laws of the Company as in effect on the date hereof, have been made available to J Net.

  Section 2.2  Subsidiaries. Section 2.2 of the Company Disclosure Schedule sets
               ------------
forth a description as of the date hereof, of all material subsidiaries and joint ventures (as defined below) of the Company, including the name of each such entity, the state or jurisdiction of its incorporation or organization, the Company's interest therein and a brief description of the principal line or lines of business conducted by each such entity. All of the issued and outstanding shares of capital stock of, or other equity interests in, each subsidiary of the Company are validly issued, fully paid, non-assessable and free of preemptive rights, and are owned, directly or indirectly, by the Company free and clear of any pledges, liens, claims, encumbrances, security interests, equities, charges and options of any nature whatsoever (collectively, "Liens"). There are no outstanding subscriptions, options, calls, contracts, voting trusts, proxies, rights or warrants, including any right of conversion or exchange under any outstanding security, instrument or other agreement, obligating any subsidiary of the Company to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of its capital stock or obligating the Company or any of any of its subsidiaries to grant, extend or enter into any such agreement or commitment, except for any of the foregoing that could not reasonably be expected to have a Company Material Adverse Effect. As used in this Agreement, the term "joint venture" of a person shall mean any corporation or other entity (including partnerships and other business associations) that is not a subsidiary of such person, in which such person or one or more of its subsidiaries owns an equity interest, other than equity interests held for passive investment purposes which are less than ten percent (10%) of any class of the outstanding voting securities or equity of any such entity.

  Section 2.3  Capitalization. The authorized capital stock of the Company
               --------------
consists of 100,000,000 shares of Common Stock and 15,000,000 shares of preferred stock, par value $.01 per share. As of the date hereof, there were issued and outstanding 29,335,993 shares of Common Stock and 3,200,000 shares of Preferred Stock. In addition,

7,626,937 shares of Common Stock were reserved for issuance pursuant to the Company's stock option plans, 968,850 shares of Common Stock were reserved for issuance pursuant to the Company's employee stock purchase plan, 150,158 shares of Common Stock were reserved for issuance pursuant to securities (other than the Securities) exercisable for, or convertible into or exchangeable for shares of Common Stock and 20,000,000 shares of Common Stock (subject to adjustment) were reserved for issuance upon conversion of the Securities. Except as set forth in Section 2.3 of the Company Disclosure Schedule, this Agreement and the Stand-By Purchase Agreement, and the transactions contemplated hereby and thereby, will not cause a mandatory redemption, liquidation, acceleration or vesting of any other right under any outstanding subscriptions, options, calls, contracts, voting trusts, proxies, rights or warrants, including any right of conversion or exchange under any outstanding security, instrument or other agreement. All of the issued and outstanding shares of capital stock of the Company are validly issued, fully paid, nonassessable and, except as it relates to the Preferred Stock, free of preemptive rights. Except for the Securities or as set forth on Section 2.3 of the Company Disclosure Schedule, there are no outstanding subscriptions, options, calls, contracts, voting trusts, proxies, rights or warrants, including any right of conversion or exchange under any outstanding security, instrument or other agreement, obligating the Company or any of its subsidiaries to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of capital stock of the Company, or obligating the Company to grant, extend or enter into any such agreement or commitment.

  Section 2.4  Authority; Non-Contravention; Statutory Approvals; Compliance.
               -------------------------------------------------------------
      (a) Authority. The Company has all requisite corporate power and
          ---------
authority to enter into this Agreement and, subject to obtaining the Company Shareholders' Approval (as defined in Section 2.13) and the Company Required
                                      ------------
Statutory Approvals (as defined in Section 2.4(c)), to consummate the
                                   --------------
transactions contemplated hereby. The execution and delivery of this Agreement and the consummation by the Company of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of the Company subject to obtaining the Company Shareholders' Approval (as defined in
Section 2.13) with respect to the Conversion and the transactions contemplated
------------
herein. This Agreement has been duly and validly executed and delivered by the Company and, assuming the due authorization, execution and delivery by the other signatories hereto, constitutes a legal, valid and binding obligation of the Company enforceable against it in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether such enforceability is considered in a proceeding in equity or at law).

      (b) Non-Contravention. The execution and delivery of this Agreement by
          -----------------
the Company does not, and the consummation of the transactions contemplated hereby will not, violate, conflict with, or result in a breach of any provision of, or constitute a default (with or without notice or lapse of time or both) under, or result in a right of termination, cancellation, or acceleration of any obligation under, result in the creation of any Lien, charge, "put" or "call" right or other encumbrance on, or the loss of, any of the properties or assets, including Intellectual Property (as defined in Section 2.16), of the Company or
                                               ------------
any of its subsidiaries (any such violation, conflict, breach, default, right of termination, cancellation or acceleration, loss or creation, a "Violation" with respect to the Company (such term when used in Article III having a correlative
                                               -----------
meaning with respect to J Net)) or any of its subsidiaries or, to the knowledge of the Company, any of its joint ventures pursuant to any provisions of (i) subject to obtaining the Company Shareholders' Approval (as defined in Section
                                                                       -------
2.13), the articles of incorporation or by-laws of the Company or any of its
----
subsidiaries, (ii) subject to obtaining the Company Required Statutory Approvals (as defined below) and the Company Shareholders' Approval (as defined in Section
                                                                         -------
2.13), any statute, law, ordinance, rule, regulation, judgment, decree, order,
----
injunction, writ, permit or license of any Governmental Authority (as defined in
Section 2.4(c)) applicable to the Company or any of its subsidiaries or, to the
--------------
knowledge of the Company, any of its joint ventures, or any of their respective properties or assets, or (iii) subject to obtaining the third-party consents or other approvals set forth in Section 2.4(b) of the Company Disclosure Schedule (the "Company Required Consents"), any note, bond, mortgage, indenture, deed of trust, license, franchise, permit, concession, contract, lease or other instrument, obligation or agreement of any kind to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or any of their respective properties or assets may be bound or affected, excluding from the foregoing clauses (ii) and (iii) such Violations as would not reasonably be expected to have, in the aggregate, a Company Material Adverse Effect.

      (c) Statutory Approvals. No declaration, filing or registration with, or
          -------------------
notice to or authorization, consent or approval of, any federal, state, local or foreign government, any instrumentality, subdivision, court, administrative agency or commission or authority thereof, or any quasi-governmental or private body exercising any regulatory, taxing, importing or other governmental or quasi-governmental authority or regulatory body (including a stock exchange or other self-regulatory body) or any other authority (each, a "Governmental Authority") is necessary for the execution and delivery of this Agreement by the Company or the consummation by the Company of the transactions contemplated hereby, except for those required under or in relation to (A) the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), (B) state securities or "blue sky" laws (the "Blue Sky Laws"), (C) the Securities Act, (D) the Securities Exchange Act of 1934, as amended (the "Exchange Act"), (E) the Delaware General Corporation Law (the "DGCL") with respect to amending the articles of incorporation of the Company, (F) the rules and regulations of the NASDAQ National Market ("NASDAQ") or NASDAQ Small Cap Market, (G) antitrust or other competition laws of other jurisdictions and (H) such consents, approvals, order, authorizations, registrations, declarations and filings the failure to obtain, make or give which would reasonably be expected to have, in the aggregate, a Company Material Adverse Effect (collectively, the "Company Required Statutory Approvals"), it being understood that references in this Agreement to "obtaining" such Company Required Statutory Approvals shall mean making such declarations, filings or registrations; giving such notice; obtaining such consents or approvals; and having such waiting periods expire as are necessary to avoid a violation of law.

      (d) Compliance. Except as specifically disclosed in the Company SEC
          ----------
Reports (as defined in Section 2.5) filed prior to the date hereof or as
                       -----------
specifically set forth in Section 2.4(d) of the Company Disclosure Schedule, neither the Company nor any of its subsidiaries or, to the knowledge of the Company, any of its joint ventures is in violation of, or under investigation with respect thereto, or has been given notice of any purported violation of, any law, statute, order, rule, regulation or judgment (including, without limitation, any applicable Environmental Law, as defined in Section 2.11) of any
                                                            ------------
Governmental Authority except for violations that, in the aggregate, are not reasonably expected to have a Company Material Adverse Effect. Except as disclosed in the Company SEC Reports filed prior to the date hereof, the Company and its subsidiaries and, to the knowledge of the Company, its joint ventures have all permits, licenses, franchises and other governmental authorizations, consents and approvals necessary to conduct their respective businesses as currently conducted in all respects (collectively, "Permits"), except those which the failure to obtain would, in the aggregate, not reasonably be expected to have a Company Material Adverse Effect. The Company and each of its subsidiaries and, to the knowledge of the Company, each of its joint ventures are not in breach or violation of or in default in the performance or observance of any term or provision of, and no event has occurred which, with lapse of time or action by a third party, could result in a default under, (i) its articles of incorporation or by-laws or (ii) any material contract, commitment, agreement, indenture, mortgage, loan agreement, note, lease, bond, license, approval or other instrument to which it is a party or by which it is bound or to which any of its property is subject, except for breaches, violations or defaults that, in the aggregate, are not reasonably expected to have a Company Material Adverse Effect.

  Section 2.5  Reports and Financial Statements. The filings required to be made
               --------------------------------
by the Company or any of its subsidiaries since September 1, 1999 under the Exchange Act and applicable state laws and regulations have been filed with the Securities and Exchange Commission (the "SEC") and the Secretary of State of the State of Delaware, as the case may be, including all forms, statements, reports, agreements (oral or written) and all documents, exhibits, amendments and supplements appertaining thereto, including, but not limited to, all franchises, services agreements and related documents, and all such filings complied, as of their respective dates, in all material respects with all applicable requirements of the appropriate statutes and the rules and regulations thereunder. The Company has made available to J Net a true and complete copy of each form, report, schedule, registration statement, registration exemption, if applicable, definitive proxy statement and other document (together with all amendments thereof and supplements thereto) filed by the Company or any of its subsidiaries with the SEC since September 1, 1999 (as such documents have since the time of their filing been amended, the "Company SEC Reports" (the term "J Net SEC Reports," when used in Article III, having a correlative meaning with
                               -----------
respect to J Net)), which are all the documents (other than preliminary materials) that the Company and its subsidiaries were required to file with the SEC under the Exchange Act since such date. As of their respective dates, the Company SEC Reports, including, without limitation, any financial statements or schedules included therein, at the time filed (i) complied as to form in all material respects with the requirements of the Exchange Act, and (ii) did not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except to the extent such documents may have been amended by a subsequent Company SEC Report. Each of the audited consolidated financial statements and unaudited interim financial statements (including, in each case, the notes, if any, thereto) included in the Company SEC Reports (collectively, the "Company Financial Statements") complied as to form in all material respects with the published rules and regulations of the SEC with respect thereto, were prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (except as may be indicated therein or in the notes thereto and except with respect to unaudited statements as permitted by Form 10-Q of the SEC) and fairly present (subject, in the case of the unaudited interim financial statements, to normal, recurring year-end audit adjustments (which are not expected to be, individually or in the aggregate, materially adverse to the Company and its subsidiaries, taken as a whole)) the consolidated financial position of the Company as of the dates thereof and the consolidated results of operations and cash flows for the periods then ended. Each subsidiary of the Company is treated as a consolidated subsidiary of the Company in the Company Financial Statements for all periods covered thereby.

  Section 2.6  Absence of Certain Changes or Events. Except as disclosed in
               -------------------------------------
Section 2.6 of the Company Disclosure Schedule or in the Company SEC Reports filed prior to the date hereof, since September 30, 2000, there has not been:
           (i) any material adverse change in the assets, liabilities, financial condition or operating results of the Company except changes in the ordinary course of business, that have not been and are not expected to be, individually or in the aggregate, materially adverse;

           (ii) any damage, destruction or loss, whether or not covered by insurance, materially and adversely affecting the business, properties, or financial condition of the Company (as such business is presently conducted and as it is proposed to be conducted);

           (iii) any waiver or compromise by the Company of a valuable right or of a material debt owed to it;

           (iv) any satisfaction or discharge of any lien, claim, or encumbrance or payment of any obligation by the Company, except in the ordinary course of business and that is not material to the business, properties, or financial condition of the Company (as such business is presently conducted and as it is proposed to be conducted);

           (v) any material change to a material contract or arrangement by which the Company or any of its assets is bound or subject;

           (vi) any material change in any compensation arrangement or agreement with any employee, officer, director or holder of Common Stock, other than pursuant to the any employment agreements;

           (vii) any sale, assignment or transfer of any material patents, trademarks, copyrights, trade secrets or other intangible assets;

           (viii) any resignation or termination of employment of any officer or key employee of the Company; and the Company does not know of any impending resignation or termination of employment of any such officer or key employee;

           (ix) receipt of notice that there has been a loss of, or material order cancellation by, any major customer of the Company;

           (x) any mortgage, pledge, transfer of a security interest in, or lien, created by the Company, with respect to any of its material properties or assets, except liens for taxes not yet due or payable;

           (xi) any material loans or guarantees made by the Company to or for the benefit of its employees, holders of Common Stock, officers, or directors, or any members of their immediate families, other than travel advances and other advances made in the ordinary course of its business;

           (xii) any declaration, setting aside, or payment of any dividend or other distribution of the Company's assets in respect of any preferred stock (including the Preferred Stock) or Common Stock, or any direct or indirect redemption, purchase, or other acquisition of any preferred stock (including the Preferred Stock) or Common Stock by the Company;

           (xiii) to the best of the Company's knowledge, any other event or condition of any character that is reasonably likely to materially and adversely affect the business, properties, prospects, or financial condition of the Company (as such business is presently conducted and as it is proposed to be conducted), excluding events or conditions having general effect on businesses in the general economy or the Internet industry; or

           (xiv) any arrangement or commitment by the Company to do any of the things described in this Section 2.6.
                                    -----------

  Section 2.7 Litigation. Except as disclosed in the Company SEC Reports filed
              ----------
prior to the date hereof or as set forth in Section 2.7 of the Company Disclosure Schedule, (i) there are no claims, suits, actions or proceedings, pending or, to the knowledge of the Company, threatened, nor are there any investigations or reviews pending or threatened against, relating to or affecting the Company or any of its subsidiaries or, to the knowledge of the Company, any of its joint ventures, (ii) there have not been any developments since September 30, 2000 with respect to any such disclosed claims, suits, actions, proceedings, investigations or reviews, and (iii) there are no judgments, decrees, injunctions, rules or orders of any court, governmental department, commission, agency, instrumentality or authority or any arbitrator applicable to the Company or any of its subsidiaries, except for any of the foregoing under clauses (i), (ii) and (iii) that individually or in the aggregate would not reasonably be expected to have a Company Material Adverse Effect.

  Section 2.8 Registration Statement and Proxy Statement. None of the
              ------------------------------------------
information supplied or to be supplied by or on behalf of the Company for inclusion or incorporation by reference in (a) the registration statement on Form S-3 to be filed with the SEC by the Company in connection with the issuance and resale of shares of Common Stock in the transactions contemplated hereby, including the Conversion, Rights Offering and Overallotment Option (the "Registration Statement") will, at the time the Registration Statement becomes effective under the Securities Act, and as the same may be amended, at the effective time of such amendment, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (b) the proxy statement in definitive form, relating to the special meeting (the "Company Meeting") of the shareholders of the Company (the "Company Shareholders") to be held in connection with the approval of (i) the issuance to J Net of shares of Conversion Shares issuable in connection with the Conversion, (ii) the amendment to the articles of incorporation of the Company to increase the number of authorized shares of Common Stock to account for the shares of Common Stock to be issued in connection with the Rights Offering and Overallotment Option ,
(iii) the Rights Offering and the Overallotment Option and (iv) the amendment of the Company Employee Benefit Plans, as contemplated in Section 4.16 (the "Proxy
                                                       ------------
Statement") will, at the date such Proxy Statement is mailed to such shareholders, and, as the same may be amended or supplemented, at the time of such meeting, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The Registration Statement, the Proxy Statement and any other documents to be filed with the SEC or any other Governmental Authority in connection with the transactions contemplated hereby will comply as to form in all material respects with the applicable provisions of the Securities Act and the Exchange Act and the rules and regulations thereunder.

  Section 2.9 Tax Matters. "Taxes," as used in this Agreement, means any
              -----------
federal, state, county, local or foreign taxes, charges, fees, levies or other assessments, including, without limitation, all net income, gross income, sales and use, ad valorem, transfer, gains, profits, excise, franchise, real and personal property, gross receipts, capital stock, production, business and occupation, disability, employment, payroll, license, estimated, stamp, custom duties, severance or withholding taxes or charges imposed by any governmental entity, and includes any interest and penalties (civil or criminal) on or additions to any such taxes. "Tax Return," as used in this Agreement, means a report, return or other written information required to be supplied to a governmental entity with respect to Taxes.

      Except as set forth on Section 2.9 of the Company Disclosure Schedule:

      (a) Filing of Timely Tax Returns. The Company and each of its
          ----------------------------
subsidiaries have duly filed (or there has been filed on its behalf) within the time prescribed by law all material Tax Returns required to be filed by each of them under applicable law. All such Tax Returns were and are in all material respects complete and, to the knowledge of the Company, correct.

      (b) Payment of Taxes. The Company and each of its subsidiaries have,
          ----------------
within the time and in the manner prescribed by law, paid all material Taxes that are currently due and payable except for those contested in good faith and for which adequate reserves have been taken.

      (c) Tax Reserves. The Company and each of its subsidiaries have
          ------------
established on their books and records adequate reserves for all Taxes and for any liability for deferred income taxes in accordance with United States generally accepted accounting principles.

      (d) Extensions of Time for Filing Tax Returns. Neither the Company nor
          -----------------------------------------
any of its subsidiaries have requested any extension of time within which to file any material Tax Return, which Tax Return has not since been filed.

      (e) Wavers of Statute of Limitations. Neither the Company nor any of its
          --------------------------------
subsidiaries has in effect any extension, outstanding waivers or comparable consents regarding the application of the statute of limitations with respect to any material Taxes or material Tax Returns.

      (f) Expiration of Statute of Limitations. The Tax Returns of the Company
          ------------------------------------
and each of its subsidiaries either have been examined and settled with the appropriate Tax authority or closed by virtue of the expiration of the applicable statute of limitations for all years through and including 1991.

      (g) Audit, Administrative and Court Proceedings. No material audits or
          -------------------------------------------
other administrative proceedings are presently pending or threatened with regard to any Taxes or Tax Returns of the Company or any of its subsidiaries (other than those being contested in good faith and for which adequate reserves have been established) and no issues have been raised in writing by any taxing authority in connection with any Tax or Tax Return.

      (h) Tax Liens. There are no Tax liens upon any asset of the Company or
          ---------
any of its subsidiaries except liens for Taxes not yet due.

      (i) Tax Rulings. Neither the Company nor any of its subsidiaries has
          -----------
received a Tax Ruling (as defined below) or entered into a Closing Agreement (as defined below) with any taxing authority that would have a continuing adverse effect after the Closing Date. "Tax Ruling," as used in this Agreement, shall mean a written ruling of a taxing authority relating to Taxes. "Closing Agreement," as used in this Agreement, shall mean a written and legally binding agreement with a taxing authority relating to Taxes.

      (j) Availability of Tax Returns. The Company has provided or made
          ---------------------------
available to J Net complete and accurate copies of (i) all Tax Returns, and any amendments thereto, filed by the Company or any of its subsidiaries covering all years ending on or after April 27, 1996, (ii) all audit reports received from any taxing authority relating to any Tax Return filed by the Company or any of its subsidiaries covering all years ending on or after April 27, 1996 and (iii) all powers of attorney currently in force granted by the Company or any of its subsidiaries concerning any material Tax matter.

      (k) Tax Sharing Agreements. Neither the Company nor any of its
          ----------------------
subsidiaries is a party to any agreement relating to allocating or sharing of Taxes.

      (l) Liability for Others. Neither the Company nor any of its subsidiaries
          --------------------
has any liability for any material Taxes of any person other than the Company and its subsidiaries (i) under Treasury Regulation Section 1.1502-6 (or any similar provision of state, local or foreign law), (ii) as a transferee or successor, (iii) by contract or (iv) otherwise.

      (m) Code Section 355(e). Neither the Company nor any of its subsidiaries
          -------------------
has constituted a "distributing corporation" in a distribution of stock qualifying for tax-free treatment under Section 355 of the Code in the past 24-month period.

      (n) Code Section 897. Neither the Company nor any of its subsidiaries is
          ----------------
or has been a United States real property holding company (as defined in Section 897(c)(2) of the Code) during the applicable period specified in Section 897(c)(1)(ii) of the Code.

      (o) Code Section 338 Elections. No election under Section 338 of the Code
          --------------------------
(or any predecessor provisions) has been made by or with respect to the Company or any of its subsidiaries or any of their respective assets or properties.

      (p) Code Section 481 Adjustments. Neither the Company nor any of its
          ----------------------------
subsidiaries is required to include in income any adjustment pursuant to Section 481(a) of the Code by reason of a voluntary change in accounting method initiated by the Company or any of its subsidiaries and the Company has no knowledge that the Internal Revenue Service (the "IRS") has proposed any such adjustment or change in accounting method.

      (q) Filing Jurisdictions. No jurisdiction in which the Company or any of
          --------------------
its subsidiaries does not file a Tax Return has made a claim that the Company or any of its subsidiaries is responsible to file a Tax Return in such jurisdiction.

      (r) Section 341(f). Neither the Company nor any of its subsidiaries has
          --------------
filed a consent to the application of Section 341(f) of the Code.

      (s) Section 168(h). No property of the Company or any of its subsidiaries
          --------------
is "tax-exempt use property" within the meaning of Section 168(h) of the Code or property that the Company or any of its subsidiaries will be required to treat as being owned by another person pursuant to Section 168(f)(8) of the Internal Revenue Code of 1954, as amended, in effect immediately prior to the enactment of the Tax Reform Act of 1986.

  Section 2.10 Employee Matters; ERISA.  Except as set forth in Section 2.10 of
               -----------------------
the Company Disclosure Schedule:

      (a) Each "employee benefit plan" (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")), bonus, deferred compensation, severance, change of control, share option or other plan, policy, arrangement or agreement relating to employment, compensation or fringe benefits for employees, former employees, officers, trustees or directors of the Company or any of its subsidiaries effective as of the date hereof or providing benefits as of the date hereof to current employees, former employees, officers, trustees or directors of the Company or pursuant to which the Company or any of its subsidiaries has or could reasonably be expected to have any liability (collectively, the "Company Employee Benefit Plans") that is material is listed in Section 2.10(a) of the Company Disclosure Schedule, is in material compliance with applicable law, including without limitation ERISA and the Code, and has been administered and operated in all material respects in accordance with its terms and all applicable statutes, orders or governmental rules or regulations currently in effect, including but not limited to, ERISA and the Code except as listed in Section 2.10(a) of the Company Disclosure Schedule (relating to untimely filings of Forms 5500). Each Company Employee Benefit Plan which is intended to be qualified within the meaning of Sections 401(a) and 501(a) of the Code has received a favorable determination letter from the IRS as to such qualification and, to the knowledge of the Company, no event has occurred and no condition exists which could reasonably be expected to result in the revocation of, or have any adverse effect on, any such determination.

      (b) Complete and correct copies of the following documents have been made available to J Net as of the date of this Agreement: (i) all material Company Employee Benefit Plans and any related trust agreements or insurance contracts, all plan amendments, service provider contracts, investment management and investment advisory agreements, (ii) the most current summary descriptions and summaries of material modifications and all other employee communications relating to each Company Employee Benefit Plan subject to ERISA, (iii) the three most recent Form 5500s and Schedules thereto for each material Company Employee Benefit Plan subject to such reporting, (iv) the most recent determination of the IRS and the most recent application for determination filed with the IRS with respect to the qualified status of each Company Employee Benefit Plan that is intended to qualify under Sections 401(a) and 501(a) of the Code,
(v) the most recent accountings with respect to each Company Employee Benefit Plan funded through a trust, (vi) the most recent actuarial report of the qualified actuary of each Company Employee Benefit Plan with respect to which actuarial valuations are conducted (vii) all closing agreements under the Employee Plans Closing Agreement Program issued by the IRS and compliance statements under the Voluntary Compliance Resolution program issued by the IRS, and (viii) in the case of stock options or stock appreciation rights issued under any Company Employee Benefit Plans, a list of holders, date of grant, number of shares, exercise price per share and dates exercisable.

      (c) Each Company Employee Benefit Plan subject to the requirements of
Section 601 of ERISA has been operated in material compliance therewith.

      (d) Neither the Company, any subsidiary, any ERISA Affiliate nor any other corporation or organization controlled by or under common control with any of the foregoing within the meaning of Section 4001 of ERISA has, within the five-year period preceding the date of this Agreement, at any time contributed to or had an obligation to contribute to any "multiemployer plan," as that term is defined in Section 4001 of ERISA. Neither the Company, any subsidiary, any ERISA Affiliate nor any other corporation or organization controlled by or under common control with any of the foregoing within the meaning of Section 4001 of ERISA has, at any time during the last five-year period preceding the date hereof, withdrawn from any multiemployer plan or multiple employer plan or incurred any withdrawal liability that has not been satisfied in full. For purposes of this Agreement, "ERISA Affiliate" means any person under common control with the Company within the meaning of Section 414 of the Code; provided, however, that J Net and any person that would not be an ERISA
--------  -------
Affiliate if such person were not under common control with J Net within the meaning of Section 414 of the Code shall not be an ERISA Affiliate and shall not be deemed to be under common control with the Company, any subsidiary or any ERISA Affiliate for purposes of Section 4001 of ERISA.

      (e) No event has occurred, and there exists no condition or set of circumstances in connection with any Company Employee Benefit Plan, under which the Company or any subsidiary, directly or indirectly (through any indemnification agreement or otherwise), could be subject to any liability under
Section 409 of ERISA, Section 502(i) of ERISA, Title IV of ERISA or Section 4975 of the Code.

      (f) No proceeding by the Pension Benefit Guaranty Corporation (the
"PBGC") to terminate any Company Employee Benefit Plans pursuant to Title IV of ERISA has been instituted or threatened, there is no pending or threatened legal action or investigation against or involving any Company Employee Benefit Plans and there is no basis for any such legal action, proceeding or investigation. No amendment has been adopted which would require the Company, any subsidiary or ERISA Affiliate to provide security pursuant to Section 307 of ERISA or Section 401(a)(29) of the Code.

      (g) Neither the Company nor any ERISA Affiliate has incurred any liability to the PBGC under Section 302(c)(ii), 4062, 4063, 4064 or 4069 of ERISA, or otherwise that has not been satisfied in full and no event or condition exists or has existed which could reasonably be expected to result in any such material liability. As of the date of this Agreement, no "reportable event" within the meaning of Section 4043 of ERISA has occurred with respect to any Company Employee Benefit Plan that is a defined benefit plan under Section 3(35) of ERISA other than a reportable event with respect to which the 30-day notice requirement has been waived by the PBGC.

      (h) No employer securities, employer real property or other employer property is included in the assets of any Company Employee Benefit Plan.

      (i) All required contributions for all periods ending on or prior to the Closing Date (excluding any amounts not yet due) have been made in full. Subject only to normal retrospective adjustments in the ordinary course, all insurance premiums, including, but not limited to, premiums to the PBGC have been paid in full with respect to each applicable Company Employee Benefit Plan for all periods ending on or prior to the Closing Date. As of the Closing Date, none of the Company Employee Benefit Plans has underfunded benefit liabilities as defined in Section 4001 of ERISA. Neither the Company nor any ERISA Affiliate has an accumulated funding deficiency within the meaning of Section 412 of the Code or Section 302 of ERISA, or any liability under Section 4971 of the Code. No waivers of the minimum funding requirements of Section 412 of the Code or Section 302 of ERISA have been requested or obtained by the Company or any ERISA Affiliate.

      (j) No amounts payable under any Company Employee Benefit Plan or other agreement, contract, or arrangement will fail to be deductible for federal income tax purposes by virtue of Section 280G or Section 162(m) of the Code.

      (k) No action, suit, grievance, arbitration or other manner of litigation or claim with respect to the assets of any Company Employee Benefit Plan (other than routine claims for benefits made in the ordinary course of plan administration for which plan administrative review procedures have not been exhausted) is pending, threatened or imminent with respect to any Company Employee Benefit Plan against such Company Employee Benefit Plan, the Company, any ERISA Affiliate or any fiduciary as such term is defined in Section 3(21) of ERISA, including but not limited to, any action, suit, grievance, arbitration or other manner of litigation or claim regarding conduct that allegedly interferes with the attainment of rights under the Company Employee Benefit Plans and none of the shareholders, owners, the Company or any fiduciary has knowledge of any facts which would give rise or could give rise to any such actions, suits, grievances, arbitration or other manner of litigation or claims with respect to any Company Employee Benefit Plan. To the best of its knowledge, the Company, its directors, officers, employees, or any fiduciary do not have any liability for the failure to comply with ERISA or the Code for any action or failure to act in connection with the administration or investment of such plans.

      (l) The Company and its subsidiaries are parties to the collective bargaining agreements described in Section 2.10(l) of the Company Disclosure Schedule. No labor organization or group of employees of the Company or any of its subsidiaries has made a pending demand for recognition or certification, and there are no representation or certification proceedings or petitions seeking a representation proceeding presently pending or, to the knowledge of the Company, threatened to be brought or filed, with the National Labor Relations Board or any other labor relations tribunal or authority. There are no organizing activities, strikes, work stoppages, slowdowns, lockouts or other labor disputes pending or, to the knowledge of the Company, threatened against or involving the Company or any of its subsidiaries. Except as set forth in Section 2.10(l) of the Company Disclosure Schedule, there are no grievances pending or, to the knowledge of the Company, threatened. Each of the Company and its subsidiaries is in material compliance with all applicable laws and collective bargaining agreements respecting employment and employment practices, terms and conditions of employment, wages and hours and occupational safety and health. There are no arbitration proceedings arising out of or under any collective bargaining agreement pending or, to the knowledge of the Company, threatened, against the Company or any of its subsidiaries, and there are no administrative charges or court complaints against the Company or any of its subsidiaries concerning alleged employment discrimination or other employment related matters pending or, to the knowledge of the Company, threatened before the U.S. Equal Employment Opportunity Commission or any other Governmental Authority. Neither the Company nor any of its subsidiaries are in violation of the Federal Worker Adjustment and Retraining Notification Act of 1988.

  Section 2.11 Environmental Protection.
               ------------------------

      (a) Except as set forth in Section 2.11 of the Company Disclosure Schedule, there are, to the Company's knowledge, with respect to the Company or any of its subsidiaries or any predecessor of the Company, no past or present material violations of Environmental Laws (as defined below), releases of any Hazardous Materials (as defined below) into the environment or actions, activities, circumstances, conditions, events, incidents, or contractual obligations which may give rise to any material common law environmental liability or any material liability under the Comprehensive Environmental Response, Compensation and Liability Act of 1980 or similar federal, state, local or foreign laws and neither the Company nor any of its subsidiaries has received any notice with respect to any of the foregoing, nor is any action pending or, to the Company's knowledge, threatened in connection with any of the foregoing. The term "Environmental Laws" means all federal, state, local or foreign laws relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants contaminants, or toxic or hazardous substances or wastes (collectively, "Hazardous Materials") into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations issued, entered, promulgated or approved thereunder.

      (b) Other than those that are or were stored, used or disposed of in compliance with applicable law, no Hazardous Materials are contained on or about any real property currently owned, or to the best of the Company's knowledge leased or used, by the Company or any of its subsidiaries, and no Hazardous Materials were released on or about any real property previously owned, or to the Company's knowledge leased or used, by the Company or any of its subsidiaries during the period the property was owned, leased or used by the Company or any of its subsidiaries, except in the normal course of the Company's or any of its subsidiaries' business.

      (c) Except as set forth in Section 2.11 of the Company Disclosure Schedule, there are no underground storage tanks on or under any real property owned, or to the Company's knowledge leased or used, by the Company or any of its subsidiaries that are not in compliance with applicable law.

  Section 2.12 Board Approval. The Company's board of directors, following the
               --------------
recommendation of the special committee appointed on December 7, 2000 to evaluate a possible transaction with J Net and by resolutions duly adopted by unanimous vote of those voting (but with Michael Donahue abstaining and David R. Markin and Allan R. Tessler not present ) at a meeting duly called and held and not subsequently rescinded or modified in any way (the "Company Board Approval"), has duly (i) determined that this Agreement and the Stand-By Purchase Agreement and the transactions contemplated hereby and thereby are fair to and in the best interests of the Company and its shareholders (other than J
Net) and declared the transactions contemplated hereby and thereby to be advisable, (ii) approved this Agreement and the Stand-By Purchase Agreement and the transactions contemplated hereby and thereby and (iii) recommended that the Company Shareholders (other than J Net) adopt this Agreement and the Stand-By Purchase Agreement and directed that such matters be submitted for consideration by the Company Shareholders at the Company Meeting. In connection with the Securities Purchase Agreement dated as of October 12, 2000 (the "Series A Agreement"), the Company's board of directors approved the transactions contemplated by the Series A Agreement pursuant to which J Net became an "interested stockholder" under Section 203 of the DGCL, rendering the prohibitions in such section inapplicable to J Net in connection with this Agreement and the Stand-By Purchase Agreement and the transactions contemplated hereby and thereby. Notwithstanding anything contained herein to the contrary, the Company's board of directors shall not be required to recommend to the Company Shareholders whether or not any Company Shareholder should exercise any rights granted in connection with the Rights Offering.

  Section 2.13 Vote Required. In connection with this Agreement and the
               -------------
Stand-By Purchase Agreement and the transactions contemplated hereby and thereby, the Company must obtain the following shareholder approvals at the Company Meeting: (i) a majority of the votes represented at the Company Meeting in favor of the issuance to J Net of the Conversion Shares, (ii) a majority of the outstanding shares of capital stock in favor of the amendment to the articles of incorporation of the Company to increase the number of authorized shares of Common Stock to account for the shares of Common Stock to be issued in connection with the Rights Offering, (iii) a majority of the votes represented at the Company Meeting in favor of the Rights Offering and Overallotment Option and (iv) a majority of the outstanding shares of capital stock in favor of the amendment of the Company Employee Benefit Plans, as contemplated in Section 4.16
                                                                    ------------
(collectively, the "Company Shareholders' Approval"). The foregoing represent the only votes of the holders of any class or series of the capital stock of the Company or any of its subsidiaries required to approve this Agreement and the Stand-By Purchase Agreement and the transactions contemplated hereby and thereby

  Section 2.14 Insurance. Section 2.14 of the Company Disclosure Schedule sets
               ---------
forth a description as of the date hereof, of all material insurance policies currently maintained by the Company. The Company and each of its subsidiaries and, to the knowledge of the Company, each of its joint ventures is, insured in such amounts and against such risks and losses as are customary for companies conducting the respective businesses conducted by the Company and its subsidiaries and joint ventures. Neither the Company nor any of its subsidiaries, nor, to the knowledge of the Company, any of the Company's joint ventures has received any written notice of cancellation or termination with respect to any material insurance policy. All material insurance policies of the Company and its subsidiaries and, to the knowledge of the Company, its joint ventures are valid and enforceable policies in all material respects.

  Section 2.15 Intellectual Property. To the best of the Company's knowledge,
               ---------------------
the Company or its subsidiaries owns or possesses sufficient legal rights to all patents, patent applications, trademarks, service marks, trade names, copyrights, trade secrets, inventions and technology (whether or not patentable), confidential and proprietary information, domain names, licenses, know-how, concepts, computer programs, software, databases and other collections and compilations of data, other technical data, proprietary rights, proprietary processes, and other information and/or intellectual property necessary for their businesses as now conducted and as proposed to be conducted (each such item "Company Intellectual Property") without any conflict with or infringement of the rights of others, and has the right to bring actions for the infringement, dilution, misappropriation or other violation of such Company Intellectual Property, except to the extent that any such conflict or infringement, or the absence of any such right, would not individually or in the aggregate, have a Material Adverse Effect. Section 2.15 of the Company Disclosure Schedule contains a complete list of patents, patent applications, trademarks, service marks, trade names, copyrights and domain names used or held for use by the Company and its subsidiaries throughout the world and pending applications therefor and registrations, renewals, extensions and the like thereof, specifying as to each such item, as applicable: (i) the owner of the item, (ii) the jurisdictions in which the item is issued or registered or in which any application for issuance or registration has been filed, (iii) the respective issuance, registration, or application number of the item and (iv) the date of application and issuance or registration of the item. Except for agreements with their own employees or consultants regarding confidentiality and proprietary information, and with the exception of standard end-user license agreements, there are no outstanding options, licenses or agreements of any kind relating to the Company Intellectual Property, nor is the Company or any of its subsidiaries bound by or a party to any options, licenses or agreements of any kind with respect to the patents, patent applications, trademarks, service marks, trade names, copyrights, trade secrets, inventions and technology (whether or not patentable), confidential and proprietary information, domain names, licenses, know-how, concepts, computer programs, software, databases and other collections and compilations of data, other technical data, proprietary rights, proprietary processes and other information and/or intellectual property of any other person or entity. Section 2.15 of the Company Disclosure Schedule hereto contains a complete and accurate list of all software owned by the Company and/or any of its subsidiaries as of the date hereof or at any time within the 36-month period prior to the date hereof (the "Owned Software"). The Company and/or the applicable subsidiaries own(s) exclusively all right, title and interest in and to the Owned Software and any and all enhancements, modifications, and other additions and/or improvements of or to the Owned Software, free and clear of all liens, including claims or rights of any joint owners or employees, agents, consultants or other persons involved in the development, creation, marketing, maintenance or enhancement of such computer software. All software used by the Company and/or any of its subsidiaries is either Owned Software or licensed software and is not otherwise owned by any other person (except the ownership by the named licensors of the licensed software). Neither the Company nor any of its subsidiaries has received any communications alleging infringement, dilution, misappropriation, breach or other violation of, nor does the Company or any of its subsidiaries have reason to believe that the Company or any of its subsidiaries has infringed, diluted, misappropriated, breached or otherwise violated or, by conducting their businesses as proposed, would infringe, dilute, misappropriate, breach or otherwise violate, any of the patents, patent applications, trademarks, service marks, trade names, copyrights, trade secrets, inventions and technology (whether or not patentable), confidential and proprietary information, domain names, licenses, know-how, concepts, computer programs, software, databases and other collections and compilations of data, technical data, proprietary rights, proprietary processes and other information and/or intellectual property ("Intellectual Property") of any other person or entity; neither the Company nor any of its subsidiaries is aware, based on reasonable investigation, of any reasonable basis therefor or threat thereof. To the extent that any works of authorship, materials, products, technology or software have been developed or created independently or jointly by any person other than the Company or any of its subsidiaries for which the Company or any of its subsidiaries has, directly or indirectly, paid, the Company or the applicable subsidiary has a written agreement with such person with respect thereto, and the Company or the applicable subsidiary thereby has obtained ownership of, and is the exclusive owner of, all Intellectual Property therein or thereto by operation of law or by valid assignment. In each case in which either the Company or any of its subsidiaries has acquired any Intellectual Property from any person, the Company or the applicable subsidiary has obtained a valid and enforceable assignment sufficient to irrevocably transfer all rights in such Intellectual Property (including the right to seek past and future damages with respect thereto) to the Company or the applicable subsidiary and, to the maximum extent provided for by, and in accordance with, any applicable laws and regulations, the Company has recorded each such assignment with the relevant governmental authorities, including the U.S. Patent and Trademark Office, the U.S. Copyright Office or their respective equivalents in any relevant foreign jurisdiction. Neither the Company nor any of its subsidiaries is aware that any of its respective employees, agents, consultants or contractors is obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with the use of such person's or entity's best efforts to promote the interests of the Company and its subsidiaries, or that would conflict with the Company's or any of its subsidiaries' business as proposed to be conducted. Neither the Company nor any of its subsidiaries is aware of any current or past infringement, dilution, misappropriation, breach or other violation by a third party of any of the Company Intellectual Property. Neither the Company nor any of its subsidiaries has a plan to utilize, and does not believe it is or will be necessary to utilize, any inventions of any of its employees (or people it currently intends to hire) made prior to their employment or engagement by the Company or any of its subsidiaries. Except as set forth in Section 2.15 of the Company Disclosure Schedule, the source code for the Owned Software has not been disclosed to any third party and none of the source code for the Owned Software has been placed in escrow or is otherwise not in the full and exclusive control of the Company and/or the applicable subsidiaries of the Company. No Intellectual Property owned or used by the Company or any of its subsidiaries is subject to any outstanding decree, order, judgment, settlement agreement or stipulation that restricts in any manner the use, transfer or licensing thereof by the Company or any of its subsidiaries. All of the patents, trademark and service mark registrations, copyright registrations and domain name registrations indicated in Section 2.15 of the Company Disclosure Schedule are valid and in full force, are held of record in the name of the Company or the applicable subsidiary free and clear of all liens, encumbrances and other claims, are not the subject of any cancellation or reexamination proceeding or any other proceeding challenging their extent or validity, and all necessary registration, maintenance and renewal fees in connection with such patents and registrations have been paid and all necessary documents and certificates in connection with such patents and registrations have been filed with the relevant patent, copyright, trademark or other authorities in the United States or foreign jurisdictions, as the case may be, for the purposes of maintaining such patents and registrations. The Company and/or the applicable subsidiary is the applicant of record in all patent applications, and applications for trademark, service mark, and copyright registration indicated in Section 2.15 of the Company Disclosure Schedule, and no opposition, extension of time to oppose, interference, final rejection, or final refusal to register has been received in connection with any such application. The Company and each of its subsidiaries has taken all reasonable steps that are required to protect the Company's rights in material trade secrets, know-how or other confidential or proprietary information (including, without limitation, source code) of the Company and any of its subsidiaries or provided by any other person to the Company or any applicable subsidiary.

  Section 2.16 Certain Contracts. Except as disclosed in Section 2.16 of the
               -----------------
Company Disclosure Schedule, as of the date hereof, neither the Company nor any of its subsidiaries is a party to or bound by any "material contracts" (as such term is defined in Item 601(b)(10) of Regulation S-K of the SEC) with respect to the Company or any of its subsidiaries. All contracts described in this Section
                                                                        -------
2.16 are valid and in full force and effect except to the extent they have
----
previously expired in accordance with their terms or if the failure to be in full force and effect, individually or in the aggregate, would not reasonably be expected to have a Company Material Adverse Effect. Neither the Company nor any of its subsidiaries has violated any provision of, or committed or failed to perform any act which with or without notice, lapse of time or both would constitute a default under the provisions of any contract described above, except in each case for those violations and defaults which, individually or in the aggregate, would not reasonably be expected to result in a Company Material Adverse Effect.

  Section 2.17 Property and Assets. Except as disclosed in Section 2.17 of the
               -------------------
Company Disclosure Schedule, the Company and its subsidiaries have good and marketable title to, or have valid leasehold interests in or valid rights under contract to use, all property and assets used in the conduct of the Company and its subsidiaries, free and clear of all Liens other than (i) any statutory Lien arising in the ordinary course of business by operation of law with respect to a liability that is not yet due or delinquent, (ii) Liens for Taxes not delinquent or being contested in good faith, (iii) deposits or pledges for goods or services made in the ordinary course of business, (iv) customary Liens in favor of mechanics, materialmen and landlords which arise by operation of law and which are incurred in the ordinary course of business and (v) any minor imperfection of title or similar Lien which individually or in the aggregate with other such Liens would not reasonably be expected to have a Company Material Adverse Effect (collectively, "Permitted Liens"). To the best knowledge of the Company, the facilities, structures, and equipment of the Company and its subsidiaries are structurally sound with no known defects and are in good operating condition and repair and are adequate for the uses to which they are being put; and none of such facilities, structures, or equipment is in need of maintenance or repairs except for ordinary, routine maintenance and repairs.

  Section 2.18 Agreements Not to Compete. The Company has delivered to J Net
               -------------------------
true, complete and accurate copies of all contracts in full force and effect as of the date hereof between the Company and its subsidiaries and its respective directors, officers, employees, agents (including sales agents), dealers or distributors which prevent or restrict any such person from competing with the Company and its subsidiaries in any manner.

  Section 2.19 Certain Transactions. Except as set forth on Section 2.19 of the
               --------------------
Company Disclosure Schedule and except for arm's length transactions in the ordinary course of business upon terms no less favorable than the Company or any of its subsidiaries could obtain from third parties and other than the grant of stock options disclosed on Section 2.19 of the Company Disclosure Schedule, none of the officers or directors of the Company is presently a party to any transaction with the Company or any of its subsidiaries (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any corporation, partnership, trust or other entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

  Section 2.20 Acknowledgment Regarding J Net's Purchase of Common Stock. The
               ---------------------------------------------------------
Company acknowledges and agrees that J Net is acting solely in the capacity of an arm's length purchaser with respect to this Agreement and the transactions contemplated hereby. The Company further acknowledges that J Net is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and that any statement made by J Net or any of its respective representatives or agents in connection with this Agreement and the transactions contemplated hereby is not advice or a recommendation and is merely incidental to J Net's purchase of the Common Stock and has not been publicly relied upon by the Company, its officers or its directors in any way.

  Section 2.21 No Integrated Offering. Except for the Securities or securities
               ----------------------
offered or sold pursuant to either (i) a registration statement on Form S-8,
(ii) a registration statement on Form S-1 filed on February 7, 2000 that was subsequently withdrawn or (iii) the Registration Statement, neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would require registration under the Securities Act of the issuance of the Conversion Shares to J Net. The issuance of Common Stock to J Net pursuant to this Agreement and the Stand-By Purchase Agreement and the transactions contemplated hereby and thereby will not be integrated with any other issuance of the Company's securities (past, current or future) for purposes of any stockholder approval provisions applicable to the Company or its securities.

  Section 2.22 No Brokers. Except as disclosed in Section 2.22 of the Company
               ----------
Disclosure Schedule, the Company has taken no action which would give rise to any claim by any person for brokerage commissions, finder's fees or similar payments relating to this Agreement or the transactions contemplated hereby. Copies of any such agreements or arrangements set forth on Section 2.22 of the Company Disclosure Schedule shall be provided to J Net.

  Section 2.23 Internal Accounting Controls. The Company and each of its
               ----------------------------
subsidiaries maintain a system of internal accounting controls sufficient, in the judgment of the Company's board of directors, to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

  Section 2.24 Foreign Corrupt Practices. Neither the Company, nor, to the best
               -------------------------
knowledge of the Company, any of its subsidiaries, nor any director, officer, agent, employee or other person acting on behalf of the Company or any subsidiary has, in the course of his actions for, or on behalf of, the Company, used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977 as amended; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

  Section 2.25 No Investment Company. The Company is not, and upon the issuance
               ---------------------
and sale of the Common Stock as contemplated by this Agreement will not be, an "investment company" required to be registered under the Investment Company Act of 1940 (an "Investment Company"). The Company is not controlled by an Investment Company.

  Section 2.26 Form S-3 Eligibility. The Company currently meets the
               --------------------
"registrant eligibility" requirements set forth in the general instructions to Form S-3 under the Securities Act. There exist no facts or circumstances that would prohibit or delay the preparation and filing of the Registration Statement in connection with this Agreement and the Stand-By Purchase Agreement and the transactions contemplated hereby and thereby.

  Section 2.27 Significant Customers and Suppliers. To the knowledge of the
               -----------------------------------
Company, no major customer or supplier has materially reduced or threatened to terminate or materially reduce its purchases from or provision of products or services to the Company or any of its subsidiaries.


                                ARTICLE III
                     REPRESENTATIONS AND WARRANTIES OF J NET

Except as set forth in the corresponding sections or subsections of the J Net Disclosure Schedule, dated as of the date hereof, delivered by J Net to the Company to (the "J Net Disclosure Schedule") or in the J Net SEC Reports, J Net represents and warrants to the Company as follows:

  Section 3.1  Organization and Qualification. J Net and each of its
               ------------------------------
subsidiaries is a corporation or other legal entity duly organized, validly existing and in good standing under the laws of its jurisdiction of existence, has all requisite corporate power and authority, and has been duly authorized by all necessary approvals and orders, to own, lease and operate its assets and properties to the extent owned, leased and operated and to carry on its business as it is now being conducted and is duly qualified and in good standing to do business in each jurisdiction in which the nature of its business or the ownership or leasing of its assets and properties makes such qualification necessary, other than in such jurisdictions where the failure to be so qualified and in good standing would not, when taken together with all other such failures, reasonably be expected to have a material adverse effect on the business, properties, condition (financial or otherwise), prospects (other than effects that are the result of general economic changes or industry-specific risks) or results of operations of J Net and its subsidiaries taken as a whole or to prevent or materially delay the consummation of the transactions contemplated by this Agreement (any such material adverse effect being hereafter referred to as a "J Net Material Adverse Effect"). True, accurate and complete copies of the articles of incorporation, as amended, and by-laws of J Net as in effect on the date hereof, have been made available to the Company.

  Section 3.2  Authority; Non-contravention and Statutory Approvals.
               ----------------------------------------------------

      (a) Authority. J Net has all requisite corporate power and authority to
          ---------
enter into this Agreement and, subject to obtaining the J Net Required Statutory Approvals (as defined in Section 3.2(c)), to consummate the transactions
                         --------------
contemplated hereby. The execution and delivery of this Agreement by J Net and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of J Net. This Agreement has been duly and validly executed and delivered by J Net and, assuming the due authorization, execution and delivery by the other signatories hereto, constitutes a legal, valid and binding obligation of J Net enforceable against J Net in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether such enforceability is considered in a proceeding in equity or at law.

      (b)  Non-Contravention. The execution and delivery of this Agreement by
           -----------------
J Net does not, and the consummation of the transactions contemplated hereby will not, result in a Violation by J Net or any of its subsidiaries or, to the knowledge of J Net , any of its joint ventures pursuant to any provisions of (i) the articles of incorporation or by-laws of J Net or any of its subsidiaries,
(ii) subject to obtaining the J Net Required Statutory Approvals, any statute, law, ordinance, rule, regulation, judgment, decree, order, injunction, writ, permit or license of any Governmental Authority) applicable to J Net or any of its subsidiaries or, to the knowledge of J Net , any of its joint ventures, or any of their respective properties or assets, or (iii) any note, bond, mortgage, indenture, deed of trust, license, franchise, permit, concession, contract, lease or other instrument, obligation or agreement of any kind to which J Net or any of its subsidiaries is a party or by which J Net or any of its subsidiaries or any of their respective properties or assets may be bound or affected, excluding from the foregoing clauses (ii) and (iii) such Violations as would not reasonably be expected to have, in the aggregate, a J Net Material Adverse Effect.

      (c) Statutory Approvals. No declaration, filing or registration with, or
          -------------------
notice to or authorization, consent or approval of, any Governmental Authority is necessary for the execution and delivery of this Agreement by J Net or the consummation by J Net of the transactions contemplated hereby, except for those required under or in relation to (A) the HSR Act, (B) Blue Sky Laws, (C) the Securities Act, (D) the Exchange Act, (E) antitrust or other competition laws of other jurisdictions and (F) such consents, approvals, order, authorizations, registrations, declarations and filings the failure to obtain, make or give which would reasonably be expected to have, in the aggregate, a J Net Material Adverse Effect (the "J Net Required Statutory Approvals"), it being understood that references in this Agreement to "obtaining" such J Net Required Statutory Approvals shall mean making such declarations, filings or registrations; giving such notice; obtaining such consents or approvals; and having such waiting periods expire as are necessary to avoid a violation of law.

  Section 3.3  Investment Purpose. As of the date hereof, J Net is purchasing
               -------------------
the Conversion Shares and the shares of Common Stock issuable in connection with the Stand-By Purchase Agreement for its own account and not with a present view towards the public sale or distribution thereof, except pursuant to sales registered or exempted from registration under the Securities Act.

  Section 3.4  Accredited Investor Status. J Net is an "accredited investor" as
               --------------------------
that term is defined in Rule 501(a) of Regulation D ("Regulation D") as promulgated by the SEC under the Securities Act (an "Accredited Investor").

  Section 3.5  Information. J Net and its advisors, if any, have been furnished
               -----------
with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of Common Stock which have been requested by J Net or its advisors. J Net and its advisors, if any, have been afforded the opportunity to ask questions of the Company. Neither such inquiries nor any other due diligence investigation conducted by J Net or any of its advisors or representatives shall modify, amend or affect J Net's right to rely on the Company's representations and warranties contained in Article II. J
                                                                  ----------
Net understands that its investment in Common Stock involves a significant degree of risk.

  Section 3.6  Registration Statement and Proxy Statement. None of the
               ----------------------------------------------
information supplied or to be supplied by or on behalf of J Net for inclusion or incorporation by reference in (a) the Registration Statement will, at the time the Registration Statement becomes effective under the Securities Act, and as the same may be amended, at the effective time of such amendment, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (b) the Proxy Statement will, at the date such Proxy Statement is mailed to such shareholders, and, as the same may be amended or supplemented, at the times of such meetings, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

  Section 3.7  No Brokers. Except as disclosed in Section 3.7 of the J Net
               -----------
Disclosure Schedule, J Net has taken no action which would give rise to any claim against the Company by any person for brokerage commissions, finder's fees or similar payments relating to this Agreement or the transactions contemplated hereby. Copies of any such agreements or arrangements set forth on Section 3.7 of the J Net Disclosure Schedule shall be provided to the Company.

  Section 3.8  Financial Resources. J Net has the financial resources to perform
               -------------------
its obligations under the Stand-By Purchase Agreement, including, without limitation, its obligation to purchase the Stand-By Shares (as defined therein) and on the terms and conditions set forth in the Stand-By Purchase Agreement.


                                   ARTICLE IV
                                    COVENANTS

  Section 4.1  Best Efforts. The parties shall use their reasonable best efforts
               ------------
to satisfy timely each of the conditions described in Article V.
                                                      ---------

  Section 4.2  Blue Sky Laws. The Company shall, on or before the Closing Date,
               -------------
take such action as the Company shall reasonably determine is necessary to qualify the Conversion Shares and the Common Stock issuable pursuant to the Stand-By Purchase Agreement for sale to J Net at the Closing pursuant to this Agreement under applicable securities or Blue Sky Laws (or to obtain an exemption from such qualification), and shall provide evidence of any such action so taken to J Net on or prior to the Closing.

  Section 4.3  Reporting Status; Eligibility to Use Form S-3. The Common Stock
               ---------------------------------------------
is registered under Section 12(g) of the Exchange Act. So long as J Net beneficially owns any Common Stock or the Preferred Stock, the Company shall timely file all reports required to be filed with the SEC pursuant to the Exchange Act, and the Company shall not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would permit such termination. The Company currently meets, and will take all necessary action to continue to meet, the "registrant eligibility" requirements set forth in the general instructions to Form S-3.

  Section 4.4  Expenses. Notwithstanding anything to the contrary contained in
               --------
Section 6.3, the Company shall reimburse J Net for all documented and reasonable
-----------
Out-of-Pocket Expenses (as defined in Section 6.3) incurred by it in connection
                                       -----------
with the negotiation, preparation, execution, delivery and performance of this Agreement and the other agreements to be executed in connection herewith, including, without limitation, legal and due diligence costs.

  Section 4.5  Financial Information. So long as J Net owns any shares of Common
               ---------------------
Stock or Preferred Stock, the Company agrees to send the following reports to J Net until J Net transfers, assigns, or sells all of the Common Stock or Preferred Stock: (i) within ten (10) business days after the filing with the SEC, a copy of its Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q and any Current Reports on Form 8-K; (ii) within one (1) business day after release, copies of all press releases issued by the Company or any of its subsidiaries; (iii) contemporaneously with the making available or giving to the stockholders of the Company, copies of any notices or other information the Company makes available or gives to such stockholders; and (iv) any other financial information as may be reasonably requested by J Net subject to appropriate confidentiality protections.

  Section 4.6  Listing. The Company shall undertake to ensure that the Common
               -------
Stock shall have been authorized for quotation on NASDAQ and trading in the Common Stock on NASDAQ shall not have been suspended for any prolonged period of time by the SEC or NASDAQ. The Company shall maintain the listing and trading of its Common Stock on NASDAQ, NASDAQ Small Cap Market, the New York Stock Exchange, or the American Stock Exchange and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the National Association of Securities Dealers and such exchanges, as applicable. The Company shall promptly provide to J Net copies of any notices it receives from NASDAQ or NASDAQ Small Cap Market and any other exchanges or quotation systems on which the Common Stock is then listed regarding the continued eligibility of the Common Stock for listing on such exchanges and quotation systems.

  Section 4.7  Board Representation. As of the date hereof, J Net shall have the
               --------------------
right to appoint one (1) additional member to the Company's board of directors. J Net shall receive the right to appoint one (1) additional member to the Company's board of directors on the Closing Date. From and after the Closing Date, J Net shall have the right to propose nomination for (i) four (4) persons to the Company's board of directors so long as J Net beneficially owns thirty-five percent (35%) or more of the outstanding capital stock of the Company, (ii) three (3) persons to the Company's board of directors so long as J Net beneficially owns less than thirty-five percent (35%) and greater than or equal to twenty percent (20%) of the outstanding capital stock of the Company or (iii) two (2) persons to the Company's board of directors so long as J Net beneficially owns less than twenty percent (20%) of the outstanding capital stock of the Company. In each such case, the proposed directors shall be out of a total number of no more than nine (9) directors comprising the Company's board of directors and the Company shall use all reasonable efforts to have such nominees elected; provided that such persons shall be reasonably acceptable to
                  --------
the Company's board of directors.

  Section 4.8  HSR Approval. As promptly as practicable after the execution of
               ------------
this Agreement, each party shall, in cooperation with the other, file or cause to be filed any reports, notifications or other information that may be required to comply with the applicable requirements of the HSR Act, shall in connection with any such filings, if applicable, request early termination of the relevant waiting period and shall furnish or cause to be furnished to the other all such information in its possession as may be reasonably necessary for the completion of the reports, notifications or submissions to be filed by the other.

  Section 4.9  Supplemental Schedules. With respect to facts and circumstances
               ----------------------
that arise after the date of this Agreement, the parties shall supplement the schedules to this Agreement to the extent that such facts and circumstances would have been required to be set forth on such schedules had they existed on the date of this Agreement, and such supplements shall be deemed to be part of the schedules for all purposes hereunder. Notwithstanding the foregoing sentence, the parties shall be under no obligation to supplement the schedules after the Closing Date.

  Section 4.10 Access to Information. Upon reasonable notice, each party shall,
               ---------------------
and shall cause its subsidiaries to, afford to the officers, directors, employees, accountants, counsel, investment banker, financial advisor and other representatives of the other (collectively, "Representatives") reasonable access, during normal business hours throughout the period prior to the Closing Date, to all of its properties, operating facilities, books, contracts, commitments and records (including, but not limited to, Tax Returns) to the extent that such party or any of its subsidiaries is not under a legal obligation not to provide access or to the extent that such access would not constitute a waiver of the attorney-client privilege and does not unreasonably interfere with the business and operations of such party; provided that such right of access shall include reasonable environmental assessment with respect to any properties of the parties hereto or their respective subsidiaries. During such period, each party shall, and shall cause its subsidiaries to, furnish promptly to the other (a) access to each reasonably available report, schedule and other document filed or received by it or any of its subsidiaries pursuant to the requirements of federal or state securities laws or filed with the SEC, the Department of Justice, the Federal Trade Commission, any state authority with jurisdiction over public utilities or any other federal or any state regulatory agency or commission, and (b) all information concerning themselves, their subsidiaries, directors, officers and shareholders and such matters as may be reasonably requested by the other party in connection with any filings, applications or approvals required or contemplated by this Agreement. All documents and information furnished pursuant to this Section 4.10 shall be
                                                     ------------
subject to the Confidentiality Agreement, dated October 6, 2000, between J Net and the Company (the "Confidentiality Agreement"). The party requesting copies of any documents from any other party hereto shall be responsible for all out-of-pocket expenses incurred by the party to whom such request is made in complying with such request, including any cost of reproducing and delivering any required information.

  Section 4.11 Rights Offering. On the date hereof, the parties hereto shall
               ---------------
enter into a Stand-By Purchase Agreement and undertake to commence a Rights Offering to be made to the holders of Common Stock (other than J Net with respect to the Securities) (the "Public Holders") enabling them to purchase their pro rata share (as a class) of up to approximately twenty million dollars ($20,000,000) of Common Stock at a price equal to the Offering Price. As set forth in the Stand-By Purchase Agreement, in the event less than all of the approximately twenty million dollars ($20,000,000) of Common Stock is purchased by the Public Holders in the Rights Offering, J Net agrees to purchase, at a price per share equal to the Offering Price and pursuant to the Stand-By Purchase Agreement, an amount equal to the number of shares of Common Stock not purchased by the Public Holders in the Rights Offering. The rights offered to the Public Holders in connection with the Rights Offering shall be transferable upon the terms and conditions mutually agreed to by the Company and J Net.

  Section 4.12 Shareholder Approval. The Company shall, as promptly as
               --------------------
reasonably practicable after the date hereof (i) take all steps reasonably necessary to call, give notice of, convene and hold the Company Meeting for the purpose of securing the Company Shareholders' Approval, (ii) distribute to the Company Shareholders the Proxy Statement in accordance with applicable federal and state law and with its certificate of incorporation and by-laws, (iii) through its board of directors recommend to the Company Shareholders (other than J Net) that they give the Company Shareholders' Approval (provided that nothing
                                                          --------
contained in this Section 4.12 shall require the Company's board of directors to
                  ------------
take any action or refrain from taking any action that such board determines in good faith, based upon the advice of counsel and such other matters as such board deems to be relevant, would, in the good faith judgment of such board, result in a breach of its fiduciary duties), and (iv) cooperate and consult with J Net with respect to each of the foregoing matters. Notwithstanding anything contained herein to the contrary, the Company's board of directors shall not be required to recommend to the Company Shareholders whether or not any Company Shareholder should exercise any rights granted in connection with the Rights Offering.

  Section 4.13 Registration Statement/Proxy Statement. As promptly as reasonably
               --------------------------------------
practicable after the date hereof, the Company shall prepare and file with the SEC the Registration Statement and the Company shall prepare and file with the SEC the Proxy Statement. The Company shall take such actions as may be reasonably required to cause the Registration Statement to be declared effective under the Securities Act as promptly as practicable after such filing. The Company shall also take such action as may be reasonably required to cause the shares of Common Stock issuable in connection with each of the Conversion, Rights Offering and Overallotment Option to be registered or to obtain an exemption from registration under applicable Blue Sky Laws. Each of the parties hereto shall furnish all information concerning itself that is required or customary for inclusion in the Registration Statement and Proxy Statement. No representation, covenant or agreement contained in this Agreement is made by any party hereto with respect to information supplied by any other party hereto for inclusion in the Proxy Statement. The Registration Statement and Proxy Statement shall comply as to form in all material respects with the Securities Act, the Exchange Act and the rules and regulations thereunder, as applicable. The Company shall take such action as may be reasonably required to cause the shares of Common Stock to be issued in the Conversion, Rights Offering and Overallotment Option to be approved for listing on the NASDAQ or NASDAQ Small Cap Market, and any other stock exchanges agreed to by the parties, each upon official notice of issuance. No filing of, or amendment or supplement to, the Registration Statement or the Proxy Statement will be made without the approval of all parties hereto, except, after consultation with the parties, any such amendment or supplement that is required to prevent a violation of the Securities Act of the Exchange Act or the rules promulgated thereunder. The Company will advise J Net, promptly after it receives notice thereof, of the time when the Registration Statement has been declared effective or any supplement or amendment has been filed, the issuance of any stop order, the suspension of the qualification of the Common Stock issuable in connection with the Conversion and Rights Offering for offering or sale in any jurisdiction, or any request by the SEC for amendment of the Proxy Statement or the Registration Statement or comments thereon and responses thereto or requests by the SEC for additional information. If at any time prior to the Effective Time any information relating to J Net or the Company, or any of their respective affiliates, trustees, directors or officers, is discovered that should be set forth in an amendment or supplement to any of the Registration Statement or the Proxy Statement, so that any of such documents would not include any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, the party that discovers such information shall promptly notify the other parties hereto and an appropriate amendment or supplement describing such information shall be promptly filed with the SEC and, to the extent required by applicable law, disseminated to the Company Shareholders.

  Section 4.14 Ordinary Course of Business. From the date hereof until the
               ---------------------------
Closing, except as otherwise required or expressly permitted pursuant to this Agreement or the Stand-By Purchase Agreement, the Company shall, and shall cause its subsidiaries to, carry on their respective businesses in the ordinary course and in substantially the same manner as heretofore conducted. Without limiting the generality of the foregoing, the Company shall, and shall cause its subsidiaries to, use all commercially reasonable efforts to (i) preserve intact their present business organizations and goodwill and preserve the goodwill and relationships with customers, suppliers and others having significant business dealings with them, (ii) subject to prudent management of workforce needs and ongoing programs currently in force, keep available the services of its present officers and employees as a group (provided that voluntary terminations of employment by officers or employees shall not be deemed a violation of this subsection), (iii) maintain and keep material properties and assets in as good repair and condition as at present, subject to ordinary wear and tear, and maintain supplies and inventories in quantities consistent with past practice, and (iv) comply in all material respects with all laws and orders of all Governmental Authorities applicable to it.

  Section 4.15 Issuance of Securities. From the date hereof until the Closing,
               ----------------------
without the prior written consent of J Net, the Company shall not, nor shall it permit any of its subsidiaries to, issue, agree to issue, deliver, sell, pledge, dispose of or otherwise encumber any shares of their capital stock of any class or any securities convertible into or exchangeable for, or any rights, warrants or options to acquire, any such shares or convertible or exchangeable securities, other than (i) pursuant to outstanding stock options granted under any employee benefit plans, (ii) stock options to be granted under any employee benefit plans not to exceed options to acquire two hundred fifty thousand (250,000) shares of Common Stock, (iii) pursuant to this Agreement and the Stand-By Purchase Agreement and the transactions contemplated hereby and thereby, (iv) in the case of subsidiaries, for issuances of capital stock to the Company or any of its subsidiaries or (v) additional shares of Preferred Stock issued as dividends to J Net.

  Section 4.16 Company Employee Benefit Plans. Upon completion of the Rights
               ------------------------------
Offering and subject to obtaining the Company Shareholders' Approval, the number of shares of Common Stock issued and available for issuance under any Company Employee Benefit Plans shall be increased in such manner as deemed reasonably necessary by the Company's board of directors to account for the transactions contemplated hereby.

  Section 4.17 Employment Contracts/Non-Competition Agreements. The Company
               -----------------------------------------------
shall use its reasonable best efforts to enter into agreements to retain key employees of the Company on terms that shall be reasonably acceptable to J Net and the Company.

  Section 4.18 Prior Agreements. From the date hereof until the earlier of the
               ----------------
Closing or the termination of this Agreement in accordance with its terms, J Net will not sell, convey, convert, transfer or redeem, or cause or require the redemption of, the Securities, in whole or in part. The parties hereto agree that the Securities and the Series A Agreement shall be terminated and of no effect as of the Closing Date; provided, however, that the standstill provision in Section 4(n) (except Section 4(n)(iii)) to the Series A Agreement shall be terminated and of no effect as of the date hereof. In the event this Agreement is terminated pursuant to Article VI, the Securities shall be registered under
                          ----------
the Securities Act as contemplated in the Registration Rights Agreement dated November 10, 2000 (the "Registration Rights Agreement"); provided, however, that
                                                         --------  -------
the Company shall not be required to file a registration statement pursuant to such Registration Rights Agreement or the Series A Agreement until fifteen days following such termination. The parties hereto agree that the Registration Rights Agreement shall be amended to include the Conversion Shares, the Stand-By Shares and the Overallotment Option shares as "Registrable Securities" (as defined therein).

  Section 4.19 Voting. At the Company Meeting, J Net will vote all of its shares
               ------
of Preferred Stock in favor of the Company Shareholders' Approval.

  Section 4.20 Tax Recapitalization. The parties hereto intend that the
               --------------------
Conversion be treated as a recapitalization within the meaning of Section 368(a)(1)(E) of the Code. The parties hereto agree not to take a position inconsistent with such intent, unless so required by a final determination of a federal, state or local taxing authority.

                                    ARTICLE V
                              CONDITIONS TO CLOSING

  Section 5.1  Conditions to Each Party's Obligation to Effect the Closing. The
               -----------------------------------------------------------
respective obligations of the Company and J Net to consummate the Closing shall be subject to the satisfaction of the following conditions on or prior to the Closing Date (unless expressly waived in writing by the Company and J Net on or prior to the Closing Date):

      (a) No Injunction. No temporary restraining order or preliminary or
          -------------
permanent injunction or other order by any Federal or state court preventing consummation of the transactions contemplated herein shall have been issued and continuing in effect, and none of the transactions contemplated herein shall have been prohibited under any applicable Federal or state law or other regulation.

      (b) Statutory Approvals. The Company Statutory Approvals and the J Net
          -------------------
Statutory Approvals shall have been obtained at or prior to the Closing Date, such approvals shall have become Final Orders (as hereinafter defined), and no Final Order shall impose terms or conditions that would have, or would be reasonably likely to have, a J Net Material Adverse Effect or a Company Material Adverse Effect. A "Final Order" means a determination by the relevant regulatory authority that has not been reversed, stayed, enjoined, set aside, annulled or suspended, with respect to which any waiting period prescribed by law before the transactions contemplated hereby may be consummated has expired, and as to which all conditions to the consummation of such transactions prescribed by law, regulation or order have been satisfied.

      (c) Rights Offering. The Stand-By Purchase Agreement shall have been
          ---------------
entered into by each of the parties hereto.

      (d) HSR Act. The waiting period (and any extension thereof), if any,
          -------
applicable to each of the Conversion, Rights Offering and Overallotment Option under the HSR Act shall have been terminated or shall have otherwise expired.

      (e) Company Shareholders' Approval. The Company Shareholders' Approval
          ------------------------------
with respect to (i) the issuance to J Net of Conversion Shares, (ii) the amendment to the articles of incorporation of the Company to increase the number of authorized shares of Common Stock to account for the shares of Common Stock to be issued in connection with the Rights Offering and Overallotment Option,
(iii) the Rights Offering and (iv) the amendment of the Company Employee Benefit Plans, as contemplated in Section 4.16 shall have been obtained.
                          ------------

  Section 5.2  Conditions Precedent to Obligation of The Company. The obligation
               -------------------------------------------------
of the Company to consummate the Closing is subject to the satisfaction of the following conditions on or prior to the Closing Date (unless expressly waived in writing by the Company on or prior to the Closing Date):

      (a) Compliance by J Net. All of the terms, covenants and conditions of
          -------------------
this Agreement to be complied with and performed by J Net on or prior to the Closing Date shall have been complied with and performed by it in all material respects, and the representations and warranties made by J Net in this Agreement shall be true and correct in all material respects on and as of the Closing Date with the same force and effect as though such representations and warranties had been made on and as of the Closing Date, except that any such representations and warranties that are given as of a particular date or period and relate solely to a particular date or period shall be true and correct as of such date or period.

      (b) Compliance Certificate. J Net shall deliver to the Company a
          ----------------------
certificate dated the Closing Date of an executive officer of J Net certifying that the conditions specified in Section 5.2(a) have been satisfied.
                                 --------------

  Section 5.3  Conditions to the Obligation of J Net. The obligation of J Net to
               -------------------------------------
consummate the Closing is subject to the satisfaction of the following conditions on or prior to the Closing Date (unless expressly waived in writing by J Net on or prior to the Closing Date):

      (a) Listing of Shares. The Conversion Shares shall have been approved for
          -----------------
listing on the NASDAQ or NASDAQ Small Cap Market upon official notice of issuance.

      (b) Compliance by the Company. All of the terms, covenants and conditions
          -------------------------
of this Agreement to be complied with and performed by the Company on or prior to the Closing Date shall have been complied with and performed by it in all material respects, and the representations and warranties made by the Company in this Agreement shall be true and correct in all material respects on and as of the Closing Date with the same force and effect as though such representations and warranties had been made on and as of the Closing Date, except that any such representations and warranties that are given as of a particular date or period and relate solely to a particular date or period shall be true and correct as of such date or period.

      (c) Compliance Certificate. The Company shall deliver to J Net a
          ----------------------
certificate dated the Closing Date of an executive officer of the Company certifying that the conditions specified in Section 5.3(b) have been satisfied.
                                            --------------

      (d) Company Required Consents.  The Company Required Consents (as defined
          -------------------------
in Section  2.4(b)),  the failure of which to be  obtained  would have a Company
   ---------------
Material Adverse Effect, shall have been obtained.

      (e) Opinion of Company  Counsel.  An  opinion  of  Covington  & Burling,
          ---------------------------
counsel to the Company, dated as of the Closing Date, shall be delivered to J Net in form, scope and substance reasonably satisfactory to J Net.


                                   ARTICLE VI
                                   TERMINATION

  Section 6.1  Termination. This Agreement may be terminated at any time prior
               -----------
to the Closing Date:

      (a) by mutual written consent of the boards of directors (or any special committee thereof) of J Net and the Company;

      (b) by J Net or the Company, by written notice to the other party hereto, if the Closing Date shall not have occurred on or before the date which is twelve (12) months after the date hereof (the "Termination Date"); provided,
                                                                   --------
however, that the right to terminate this Agreement under this Section 6.1(b)
-------                                                        --------------
shall not be available to any party whose failure to fulfill any of its obligations under this Agreement has been the cause of, or resulted directly or indirectly in, the failure of the Closing Date to occur on or before such date;

      (c) by the Company, by written notice to J Net, if the Company Shareholders' Approval shall not have been obtained at a duly held Company Meeting, including any adjournments thereof;

      (d) by J Net or the Company, by written notice to the other, if (i) any state or Federal law, order, rule or regulation is adopted or issued, that has the effect, as supported by the written, reasoned opinion of outside counsel for such party, of prohibiting the consummation of the transactions contemplated hereby and by the Stand-By Purchase Agreement, or if (ii) any court of competent jurisdiction in the United States or any State shall have issued an order, judgment or decree permanently restraining, enjoining or otherwise prohibiting the consummation of the transactions contemplated hereby and by the Stand-By Purchase Agreement, and such order, judgment or decree shall have become final and nonappealable;

      (e) prior to the Company Shareholders' Approval, by the Company, upon ten (10) days' prior written notice to J Net, if, as a result of a tender or exchange offer by a party other than J Net or any of its affiliates or any written offer or proposal to acquire, directly or indirectly, fifty percent (50%) or more of the combined voting power of the shares of Common Stock or all or substantially all of the assets of the Company and its subsidiaries, taken as a whole (each, a "Company Business Combination"), the Company's board of directors (or any special committee thereof) determines that such tender or exchange offer or other written offer or proposal be accepted or recommended to the Company Shareholders; provided, however, that (i) (A) the Company's board of
                          --------  -------
directors (or any special committee thereof) has reasonably concluded in good faith (after consultation with its financial advisors) that the person or group proposing the Company Business Combination will have adequate sources of financing to consummate the Company Business Combination and that the Business Combination is more favorable on the whole to the Company

Shareholders (other than J Net and its affiliates) than the transactions contemplated hereby and by the Stand-By Purchase Agreement and (B) the Company's board of directors (or any special committee thereof) shall have determined in good faith, after consultation with outside counsel with respect to the board's fiduciary duties under applicable law with respect to the proposed Company Business Combination and such other matters as the Company's board of directors (or any special committee thereof) deem to be relevant, that, notwithstanding a binding commitment to consummate an agreement of the nature of this Agreement entered into in the proper exercise of their applicable fiduciary duties, and notwithstanding all concessions that may be offered by J Net in negotiations entered into pursuant to clause (ii) below, such fiduciary duties would also require the directors to reconsider such commitment as a result of such tender or exchange offer or such proposed Company Business Combination and (ii) prior to any such termination, the Company shall, and shall cause its respective financial and legal advisors to, negotiate with J Net to make such adjustments in the terms and conditions of this Agreement as would enable the Company to proceed with the transactions contemplated herein; provided further, that J Net
                                                   -------- -------
and the Company acknowledge and affirm that, notwithstanding anything in this
Section 6.1(e) to the contrary, J Net and the Company intend this Agreement to
--------------
be an exclusive agreement and, accordingly, nothing in this Agreement is intended to constitute a solicitation of an offer or proposal from a third party for a Company Business Combination;

      (f) by the Company, by written notice to J Net, if (i) there exist breaches of the representations and warranties of J Net made herein as of the date hereof which breaches, individually or in the aggregate, would or would reasonably be expected to result in a J Net Material Adverse Effect, and such breaches shall not have been remedied within twenty (20) days after receipt by J Net of notice in writing from the Company, specifying the nature of such breaches and requesting that they be remedied, or (ii) there shall have been a material breach of any agreement or covenant of J Net hereunder, and such breach shall not have been remedied within twenty (20) days after receipt by J Net of notice in writing from the Company, specifying the nature of such failure and requesting that it be remedied;

      (g) by J Net, by written notice to the Company, if (i) there exist breaches of the representations and warranties of the Company made herein as of the date hereof which breaches, individually or in the aggregate, would or would reasonably be expected to result in a Company Material Adverse Effect, and such breaches shall not have been remedied within twenty (20) days after receipt by the Company of notice in writing from J Net, specifying the nature of such breaches and requesting that they be remedied, (ii) there shall have been a material breach of any agreement or covenant of the Company hereunder, and such failure to perform or comply shall not have been remedied within twenty (20) days after receipt by the Company of notice in writing from J Net, specifying the nature of such failure and requesting that it be remedied, or (iii) the Company's board of directors or any committee thereof (A) shall withdraw or modify in any manner adverse to J Net its approval or recommendation of this Agreement or the Stand-By Purchase Agreement, (B) shall fail to reaffirm such approval or recommendation within fifteen (15) days of J Net's request, (C) shall approve or recommend any Company Business Combination by a party other than J Net or any of its affiliates or (D) shall resolve to take any of the actions specified in clause (A), (B) or (C).

  Section 6.2  Effect of Termination. If this Agreement is terminated pursuant
               ---------------------
to Section 6.1, this Agreement shall become void and of no effect with no
   -----------
liability on the part any party hereto, except with respect to Section 4.4 and
                                                               -----------
Section 6.3 and the confidentiality provisions set forth in Section 4.10 and
-----------                                                 ------------
except that nothing herein will relieve any party from any liability for any prior breach of this Agreement.

  Section 6.3  Termination Fees; Expenses.
               --------------------------

      (a) Expenses Payable upon Breach. If this Agreement is terminated pursuant
          ----------------------------
to (1) Section 6.1(f) or (2) Section 6.1(g), then the breaching party (the
       --------------        --------------
"Nonterminating Party") shall promptly (but not later than five (5) business days after receipt of notice of the amount due from the other party) pay to the terminating party an amount equal to all documented out-of-pocket expenses and fees incurred by such terminating party (including, without limitation, fees and expenses payable to all legal, accounting, financial, public relations and other professional advisors arising out of, in connection with or related to the Conversion or the transactions contemplated by this Agreement) ("Out-of-Pocket Expenses"); provided, however, that, if this Agreement is terminated under the
            --------  -------
circumstances described above by a party as a result of a willful breach or failure to perform or comply with agreements and covenants by the Nonterminating Party, the terminating party may pursue any remedies available to it at law or in equity and such party's remedies shall not be limited to its Out-of-Pocket Expenses.

      (b) Termination Fee Payable upon Termination Pursuant to Section 6.1(e).
          -------------------------------------------------------------------
If Company terminates this Agreement pursuant to Section 6.1(e), simultaneously
                                                 --------------
with such termination it shall pay to J Net a fee equal to two million five hundred thousand dollars ($2,500,000) (the "Termination Fee") plus Out-of-Pocket Expenses.

      (c) Termination Fee In Certain Other Events. If this Agreement is
          ---------------------------------------
terminated (A) pursuant to Section 6.1(b), (B) pursuant to Section 6.1(c)
                           --------------                  --------------
following a failure to obtain the Company Shareholders' Approvals (a "Company Shareholder Disapproval"), or (C) pursuant to Section 6.1(g) as a result of a
                                              --------------
material breach by the Company of Section 4.12, and, in the case of (A), (B) or
                                  ------------
(C) above, (1) at the time of such termination (or, in the case of any termination following a Company Shareholder Disapproval, at the time of the Company Meeting at which such Company Shareholder Disapproval occurred), there shall have been a tender or exchange offer or Company Business Combination involving the Company which, at the time of such termination (or of the Company Meeting) shall not have been (y) rejected by the Company and its board of directors and (z) withdrawn by the third party, or (2) within eighteen months of such termination the Company shall have entered into a definitive agreement with respect to a Company Business Combination, then promptly (but not later than five (5) business days after receipt of notice of the amount due from J Net) the Company shall pay to J Net a termination fee equal to the Termination Fee plus Out-of-Pocket Expenses; provided, however, that no such amounts shall be payable
                        --------  -------
if and to the extent the Company already shall have paid any such amounts pursuant to Section 6.3.
            -----------

      (d) Expenses. The parties agree that the agreements contained in this
          --------
Section 6.3 are an integral part of the transactions contemplated by this
-----------
Agreement and constitute liquidated damages and not a penalty. If one party fails to promptly pay to the other any fees due hereunder, such defaulting party shall pay the costs and expenses (including legal fees and expenses) in connection with any action, including the filing of any lawsuit or other legal action, taken to collect payment, together with interest on the amount of any unpaid fee at the publicly announced prime rate of Citibank, N. A. in New York, New York in effect from time to time from the date such fee was required to be paid

                                   ARTICLE VII
                          GOVERNING LAW; MISCELLANEOUS

  Section 7.1  Governing Law. This Agreement shall be governed by and construed
               -------------
in accordance with the laws of the State of New York applicable to agreements made and to be performed in the State of New York (without regard to principles of conflict of laws). Both parties irrevocably consent to the jurisdiction of the United States Federal courts and the state courts located in New York with respect to any suit or proceeding based on or arising under this Agreement, the agreements entered into in connection herewith or the transactions contemplated hereby or thereby and irrevocably agree that all claims in respect of such suit or proceeding may be determined in such courts. Both parties irrevocably waive the defense of an inconvenient forum to the maintenance of such suit or proceeding. Both parties further agree that service of process upon a party mailed by first class mail shall be deemed in every respect effective service of process upon the party in any such suit or proceeding. Nothing herein shall affect either party's right to serve process in any other manner permitted by law. Both parties agree that a final non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

  Section 7.2  Counterparts; Signatures by Facsimile. This Agreement may be
               -------------------------------------
executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

  Section 7.3  Headings. The headings of this Agreement are for convenience of
               --------
reference and shall not form part of, or affect the interpretation of, this Agreement.

  Section 7.4  Severability. If any provision of this Agreement shall be invalid
               ------------
or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

  Section 7.5  Entire Agreement; Amendments. This Agreement, the schedules and
               ----------------------------
exhibits hereto and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor J Net makes any representation, warranty, covenant or undertaking with respect to such matters. This Agreement supercedes Article 8 of the Confidentiality Agreement dated October 6, 2000 between the Company and J Net. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement.

  Section 7.6  Notices. Any notices required or permitted to be given under the
               -------
terms of this Agreement shall be sent by certified or registered mail (return receipt requested) or delivered personally or by courier (including a recognized overnight delivery service) or by facsimile and shall be effective five days after being placed in the mail, if mailed by regular United States mail, or upon receipt, if delivered personally or by courier (including a recognized overnight delivery service) or by facsimile, in each case addressed to a party. The addresses for such communications shall be:

               If to the Company:

               InterWorld Corporation
               395 Hudson Street, 6th Floor
               New York, New York 10014-3669
               Attention:  Chairman of the Board
               Facsimile: (212) 301-2424

               With copy to:

               Covington & Burling

               1330 Avenue of the Americas
               New York, New York 10019
               Attention:  Stephen A. Infante, Esq.
               Facsimile:  (212) 841-1010

If to J Net: To the address set forth immediately below J Net's name on the signature pages hereto.

               J Net Enterprises Inc.
               c/o J Net Venture Partners LLC
               680 Fifth Avenue, 11th Floor
               New York, New York 10019
               Attention:  Keith Meister
               Facsimile: (212) 502-6396

               With copy to:

               Greenberg Traurig, LLP
               200 Park Avenue
               New York, New York 10166
               Attention: Alan I. Annex, Esq.
               Facsimile: (212) 801-6400

Each party shall provide notice to the other party of any change in address.

  Section 7.7  Successors and Assigns. This Agreement shall be binding upon and
               ----------------------
inure to the benefit of the parties and their successors and assigns. Neither the Company nor J Net shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other. Notwithstanding the foregoing, J Net may assign its rights hereunder to (i) any of its "affiliates," as that term is defined under the Exchange Act and (ii) any person that purchases Securities in a private transaction from J Net, without the consent of the Company.

  Section 7.8  Third Party Beneficiaries. This Agreement is intended for the
               -------------------------
benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

  Section 7.9  Survival; Indemnification. The representations and warranties and
               -------------------------
the agreements and covenants set forth in Articles II, III, IV, V and VII shall
                                          -----------------------     ---
survive the Closing hereunder notwithstanding any due diligence investigation conducted by or on behalf of J Net or the Company. The Company agrees to indemnify and hold harmless J Net and all its officers, directors, employees and agents for loss or damage arising as a result of or related to any breach or alleged breach by the Company of any of its representations, warranties and covenants set forth in Articles II and IV hereof or any of its covenants and
                       -----------     --
obligations under this Agreement, including any expenses incurred therewith. J Net agrees to indemnify and hold harmless the Company and all its officers, directors, employees and agents for loss or damage arising as a result of or related to any breach or alleged breach by J Net of any of its representations, warranties and covenants set forth in Articles III and IV hereof or any of its
                                      ------------     --
covenants and obligations under this Agreement, including any expenses incurred therewith.

  Section 7.10 Publicity. The Company and J Net shall have the right to review a
               ---------
reasonable period of time before issuance of any press releases, filings with the SEC, the NASDAQ or any stock exchange or interdealer quotation system, or any other public statements with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior
        --------  -------
approval of J Net, to make any press release or public filings with respect to such transactions as is required by applicable law and regulations (although J Net shall be consulted by the Company in connection with any such press release prior to its release and shall be provided with a copy thereof and be given an opportunity to comment thereon).

  Section 7.11 Further Assurances. Each party shall do and perform, or cause to
               ------------------
be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

  Section 7.12 No Strict Construction. The language used in this Agreement will
               ----------------------
be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

  Section 7.13 Remedies. The Company acknowledges that a breach by it of its
               --------
obligations hereunder will cause irreparable harm to J Net by vitiating the intent and purpose of the transactions contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Agreement will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Agreement, that J Net shall be entitled, in addition to all other available remedies in law or in equity, to an injunction or injunctions to prevent or cure any breaches of the provisions of this Agreement and to enforce specifically the terms and provisions of this Agreement, without the necessity of showing economic loss and without any bond or other security being required.

IN WITNESS WHEREOF, the undersigned J Net and the Company have caused this Agreement to be duly executed as of the date first above written.

                                       INTERWORLD CORPORATION


                                        By:      /s/ Michael Donahue
                                            -----------------------------------
                                        Name:    Michael Donahue
                                        Title:   Chairman, President and
                                                 Chief Executive Officer


                                      J NET ENTERPRISES, INC

                                        By:      /s/ Mark W. Hobbs
                                            ------------------------------------
                                        Name:    Mark W. Hobbs
                                        Title:   President and COO

                                                                    EXHIBIT 10.2

                           STAND-BY PURCHASE AGREEMENT

THIS STAND-BY PURCHASE AGREEMENT (this "Agreement") is made and entered into as of January 25, 2001, by and between INTERWORLD CORPORATION, a Delaware corporation (the "Company"), and J NET ENTERPRISES, INC., a Nevada corporation ("J Net"). Capitalized terms not otherwise defined herein shall have the meanings assigned to them in the Stock Purchase Agreement referred to below.

WHEREAS, the Company and J Net have entered into the Stock Purchase Agreement, dated as of January 25, 2001 (the "Stock Purchase Agreement"), providing for the conversion by J Net of the Securities into the Conversion Shares;

WHEREAS, among other things, the Stock Purchase Agreement contemplates that the Company will commence a rights offering to be made to the Company's shareholders (the "Rights Offering"); and

WHEREAS, as provided for in the Stock Purchase Agreement, the Company and J Net now desire to enter into this Agreement to provide for (i) a stand-by commitment by J Net to purchase up to an aggregate number of shares of Common Stock equal to the total number of shares offered but not purchased in the Rights Offering as set forth herein (the "Stand-By Shares") and (ii) an option on the part of J Net to purchase up to an aggregate number of shares of Common Stock as set forth herein (the "Overallotment Shares" and, together with the Stand-By Shares, the "J Net Rights Shares") in connection with the Rights Offering.

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1.    AGREEMENT TO PURCHASE AND SELL STOCK.

      1.1. The Stand-By Shares. Subject to the terms and conditions set forth in
           -------------------
this Agreement, the Company agrees to issue and sell to J Net, and J Net agrees to purchase from the Company, the aggregate number of shares of Common Stock equal to such number of shares of Common Stock not validly subscribed for by other shareholders of the Company in the Rights Offering, including pursuant to any oversubscription privilege, for a total purchase price not to exceed twenty million dollars ($20,000,000) (the "Stand-By Shares"), at a purchase price per share equal to sixty-five cents ($0.65) (the "Offering Price"). The issuance and resale of the Stand-By Shares shall be duly registered under the Securities Act as provided in Section 4.13 of the Stock Purchase Agreement.
               ------------

      1.2. The Overallotment Shares. Following the expiration of the exercise
           ------------------------
period of the rights offered in the Rights Offering (the "Rights") and the purchase of the Stand-By Shares, J Net shall have the option (i) for a period up to five (5) business days after the expiration of the exercise period of the Rights, to purchase up to an aggregate number of shares of Common Stock equal to the difference between thirty million seven hundred sixty-nine two hundred thirty-one (30,769,231) shares and the Stand-By Shares at a purchase price per share equal the Offering Price, and (ii) for a period up to forty-five (45) days after the expiration of the exercise period of the Rights, to purchase up to an aggregate number of shares of Common Stock equal to the quotient obtained by dividing (1) the difference between (x) twenty million dollars ($20,000,000) and
(y) the aggregate amount paid by J Net for the Overallotment Shares purchased pursuant to clause (i) above, by (2) the Overallotment Average Price (the "Overallotment Option"). The issuance and resale of the Overallotment Shares shall be duly registered under the Securities Act. "Overallotment Average Price" means an amount equal to the greater of (xx) the Offering Price or (yy) ninety percent (90%) of the volume weighted average of the sale prices as reported by the NASDAQ National Market ("NASDAQ") for each of the ten (10) consecutive Trading Days in the period ending on the day immediately preceding the exercise of the Overallotment Option under clause (ii) above. "Trading Day" means a day on which NASDAQ is open for trading.

2.    DETERMINATION OF STAND-BY SHARES; CLOSING.

      2.1. Determination of Stand-By Shares. As soon as practicable following
           --------------------------------

the expiration of the exercise period of the Rights, the Company shall notify J Net in writing of the number of Stand-By Shares, which shall be equal to the total number of Rights issued by the Company, less the number of Rights for which the Company has received proper notice of exercise and full payment of the Offering Price, calculated in accordance with Section 1 of this Agreement.
                                              ---------

      2.2. The Closing.
           -----------
          (a) The Stand-By Shares. The sale and purchase of the Stand-By Shares
              -------------------
(the "Stand-By Closing") will take place at the offices of Greenberg Traurig, LLP at 10:00 a.m. New York City time, New York, New York, on the fifth business day following the Company's delivery to J Net of notice of the number of Stand-By Shares to be purchased by it, or at such time and place as the Company and J Net shall mutually agree upon (the "Stand-By Closing Date"). At the Stand-By Closing, the Company will deliver to J Net a certificate representing the Stand-By Shares to be purchased by J Net against delivery to the Company by J Net of the aggregate purchase price for such shares in immediately available funds.

          (b) The Overallotment Shares. The sale and purchase of the
              ------------------------
Overallotment Shares may take place at one or more closings (each an "Overallotment Closing"), each to take place at the offices of Greenberg Traurig, LLP at 10:00 a.m. New York City time, New York, New York, on the fifth business day following J Net's delivery to the Company of notice of its intent to exercise the Overallotment Option, or at such time and place as the Company and J Net shall mutually agree upon (each an "Overallotment Closing Date"). At each Overallotment Closing, the Company will deliver to J Net a certificate representing such number of Overallotment Shares to be purchased by J Net against delivery to the Company by J Net of the purchase price (as described in
Section 1.2) for such shares in immediately available funds.
-----------

3.   REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

Except as set forth in the corresponding sections or subsections of the Company Disclosure Schedule, dated as of the date hereof, delivered by the Company to J Net (the "Company Disclosure Schedule") or the Company SEC Reports, the Company hereby represents and warrants to J Net that at each of the Stand-By Closing and each Overallotment Closing, the following statements will be true and correct:

      3.1. Organization, Good Standing and Qualification. The Company and each
           ---------------------------------------------
of its subsidiaries (as defined below) is a corporation or other legal entity duly organized, validly existing and in good standing under the laws of its jurisdiction of existence, has all requisite corporate power and authority, and has been duly authorized by all necessary approvals and orders, to own, lease and operate its assets and properties to the extent owned, leased and operated and to carry on its business as it is now being conducted and is duly qualified and in good standing to do business in each jurisdiction in which the nature of its business or the ownership or leasing of its assets and properties makes such qualification necessary, other than in such jurisdictions where the failure to be so qualified and in good standing would not, when taken together with all other such failures, reasonably be expected to have a material adverse effect on the business, properties, condition (financial or otherwise), prospects (other than effects that are the result of general economic changes or industry specific risks) or results of operations of the Company and its subsidiaries taken as a whole or to prevent or materially delay the consummation of the transactions contemplated by this Agreement (any such material adverse effect being hereafter referred to as a "Company Material Adverse Effect"). As used in this Agreement, the term "subsidiary" of a person shall mean any corporation or other entity (including partnerships and other business associations) of which a majority of the outstanding capital stock or other voting securities having voting power under ordinary circumstances to elect directors or similar members of the governing body of such corporation or entity shall at the time be held, directly or indirectly, by such person. True, accurate and complete copies of the articles of incorporation, as amended, and by-laws of the Company as in effect on the date hereof, have been made available to J Net.

      3.2. Capitalization. The authorized capital stock of the Company consists
           --------------
of 100,000,000 shares of Common Stock and 15,000,000 shares of preferred stock, par value $.01 per share. As of the date hereof, there were issued and outstanding 29,335,993 shares of Common Stock and 3,200,000 shares of Preferred Stock. In addition, 7,626,937 shares of Common Stock were reserved for issuance pursuant to the Company's stock option plans,

968,850 shares of Common Stock were reserved for issuance pursuant to the Company's employee stock purchase plan, 150,158 shares of Common Stock were reserved for issuance pursuant to securities (other than the Preferred Stock and the J Net Warrant) exercisable for, or convertible into or exchangeable for shares of Common Stock and 20,000,000 shares of Common Stock (subject to adjustment) were reserved for issuance upon conversion of the Securities. Except as set forth in Section 3.2 of the Company Disclosure Schedule, this Agreement and the Stock Purchase Agreement, and the transactions contemplated hereby and thereby, will not cause a mandatory redemption, liquidation, acceleration or vesting of any other right under any outstanding subscriptions, options, calls, contracts, voting trusts, proxies, rights or warrants, including any right of conversion or exchange under any outstanding security, instrument or other agreement. All of the issued and outstanding shares of capital stock of the Company are validly issued, fully paid, non-assessable and, except as it relates to the Preferred Stock, free of preemptive rights. Except for the Securities or as set forth on Section 3.2 of the Company Disclosure Schedule, there are no outstanding subscriptions, options, calls, contracts, voting trusts, proxies, rights or warrants, including any right of conversion or exchange under any outstanding security, instrument or other agreement, obligating the Company or any of its subsidiaries to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of capital stock of the Company, or obligating the Company to grant, extend or enter into any such agreement or commitment.

      3.3. Subsidiaries. Section 3.3 of the Company Disclosure Schedule sets
           ------------
forth a description as of the date hereof, of all material subsidiaries and joint ventures of the Company, including the name of each such entity, the state or jurisdiction of its incorporation or organization, the Company's interest therein and a brief description of the principal line or lines of business conducted by each such entity. All of the issued and outstanding shares of capital stock of, or other equity interests in, each subsidiary of the Company are validly issued, fully paid, non-assessable and free of preemptive rights, and are owned, directly or indirectly, by the Company free and clear of any Liens. There are no outstanding subscriptions, options, calls, contracts, voting trusts, proxies, rights or warrants, including any right of conversion or exchange under any outstanding security, instrument or other agreement, obligating any subsidiary of the Company to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of its capital stock or obligating the Company or any of any of its subsidiaries to grant, extend or enter into any such agreement or commitment, except for any of the foregoing that could not reasonably be expected to have a Company Material Adverse Effect. As used in this Agreement, the term "joint venture" of a person shall mean any corporation or other entity (including partnerships and other business associations) that is not a subsidiary of such person, in which such person or one or more of its subsidiaries owns an equity interest, other than equity interests held for passive investment purposes which are less than ten percent (10%) of any class of the outstanding voting securities or equity of any such entity.

      3.4. Authority; Non-Contravention; Statutory Approvals; Compliance.
           -------------------------------------------------------------

          (a)  Authority.  The  Company  has all  requisite  corporate  power
               ---------
and authority to enter into this Agreement and, subject to obtaining the Company Shareholders' Approval and the Company Required Statutory Approvals, to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation by the Company of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of the Company subject to obtaining the Company Shareholders' Approval. This Agreement has been duly and validly executed and delivered by the Company and, assuming the due authorization, execution and delivery by the other signatories hereto, constitutes a legal, valid and binding obligation of the Company enforceable against it in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether such enforceability is considered in a proceeding in equity or at law).

          (b) Non-Contravention. The execution and delivery of this Agreement by
              -----------------
the Company does not, and the consummation of the transactions contemplated hereby will not, violate, conflict with, or result in a breach of any provision of, or constitute a default (with or without notice or lapse of time or both) under, or result in a right of termination, cancellation, or acceleration of any obligation under, result in the creation of any Lien, charge, "put" or "call" right or other encumbrance on, or the loss of, any of the properties or assets, including Intellectual Property, of the Company or any of its subsidiaries (any such violation, conflict, breach, default, right of termination, cancellation or acceleration, loss or creation, a "Violation" with respect to the Company) or any of its subsidiaries or, to the knowledge of the Company, any of its joint ventures pursuant to any provisions of (i) subject to obtaining the Company Shareholders' Approval, the articles of incorporation or by-laws of the Company or any of its subsidiaries,

(ii) subject to obtaining the Company Required Statutory Approvals and the Company Shareholders' Approval, any statute, law, ordinance, rule, regulation, judgment, decree, order, injunction, writ, permit or license of any Governmental Authority applicable to the Company or any of its subsidiaries or, to the knowledge of the Company, any of its joint ventures, or any of their respective properties or assets, or (iii) subject to obtaining the Company Required Consents, any note, bond, mortgage, indenture, deed of trust, license, franchise, permit, concession, contract, lease or other instrument, obligation or agreement of any kind to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or any of their respective properties or assets may be bound or affected, excluding from the foregoing clauses (ii) and (iii) such Violations as would not reasonably be expected to have, in the aggregate, a Company Material Adverse Effect.

          (c) Statutory Approvals. No declaration, filing or registration with,
              -------------------
or notice to or authorization, consent or approval of, any Governmental Authority is necessary for the execution and delivery of this Agreement by the Company or the consummation by the Company of the transactions contemplated hereby, except for the Company Required Statutory Approvals, it being understood that references in this Agreement to "obtaining" such Company Required Statutory Approvals shall mean making such declarations, filings or registrations; giving such notice; obtaining such consents or approvals; and having such waiting periods expire as are necessary to avoid a violation of law.

          (d)  Compliance.  Except as  specifically  disclosed in the Company
               ----------
SEC Reports filed prior to the date hereof or as set forth in Section 3.4(d) of
                                                              --------------
the Company Disclosure Schedule, neither the Company nor any of its subsidiaries or, to the knowledge of the Company, any of its joint ventures is in violation of, or under investigation with respect thereto, or has been given notice of any purported violation of, any law, statute, order, rule, regulation or judgment (including, without limitation, any applicable Environmental Law) of any Governmental Authority except for violations that, in the aggregate, are not reasonably expected to have a Company Material Adverse Effect. Except as disclosed in the Company SEC Reports filed prior to the date hereof, the Company and its subsidiaries and, to the knowledge of the Company, its joint ventures have all Permits, except those which the failure to obtain would, in the aggregate, not reasonably be expected to have a Company Material Adverse Effect. The Company and each of its subsidiaries and, to the knowledge of the Company, each of its joint ventures are not in breach or violation of or in default in the performance or observance of any term or provision of, and no event has occurred which, with lapse of time or action by a third party, could result in a default under, (i) its articles of incorporation or by-laws or (ii) any material contract, commitment, agreement, indenture, mortgage, loan agreement, note, lease, bond, license, approval or other instrument to which it is a party or by which it is bound or to which any of its property is subject, except for breaches, violations or defaults that, in the aggregate, are not reasonably expected to have a Company Material Adverse Effect.

      3.5. Valid Issuance of Stock. The J Net Rights Shares, when issued, sold
           -----------------------
and delivered in accordance with the terms of this Agreement for the consideration provided for herein, will be duly and validly issued, fully paid and non-assessable. In addition, the issuance and resale of the J Net Rights Shares shall be duly registered under the Securities Act as provided in Article
                                                                        -------
1.
-

      3.6. Legal and Governmental Proceedings. Except as disclosed in the
           ----------------------------------
Company SEC Reports filed prior to the date hereof, (i) there are no claims, suits, actions or proceedings, pending or, to the knowledge of the Company, threatened, nor are there any investigations or reviews pending or threatened against, relating to or affecting the Company or any of its subsidiaries or, to the knowledge of the Company, any of its joint ventures, (ii) there have not been any developments since September 30, 2000 with respect to any such disclosed claims, suits, actions, proceedings, investigations or reviews, and
(iii) there are no judgments, decrees, injunctions, rules or orders of any court, governmental department, commission, agency, instrumentality or authority or any arbitrator applicable to the Company or any of its subsidiaries, except for any of the foregoing under clauses (i), (ii) and (iii) that individually or in the aggregate would not reasonably be expected to have a Company Material Adverse Effect.

      3.7. Reports and Financial Statements. The filings required to be made by
           --------------------------------
the Company or any of its subsidiaries since September 1, 1999 under the Exchange Act and applicable state laws and regulations have been filed with the SEC and the Secretary of State of the State of Delaware, as the case may be, including all forms, statements, reports, agreements (oral or written) and all documents, exhibits, amendments and supplements appertaining thereto, including, but not limited to, all franchises, services agreements and related documents, and all such filings complied, as of their respective dates, in all material respects with all applicable requirements of the appropriate statutes and the rules and regulations thereunder. The Company has made available to J Net a true and complete copy of each form, report, schedule, registration statement, registration exemption, if applicable, definitive proxy statement and other document (together with all amendments thereof and supplements thereto) filed by the Company or any of its subsidiaries with the SEC since September 1, 1999 (as such documents have since the time of their filing been amended, the "Company SEC Reports"), which are all the documents (other than preliminary materials) that the Company and its subsidiaries were required to file with the SEC under the Exchange Act since such date. As of their respective dates, the Company SEC Reports, including, without limitation, any financial statements or schedules included therein, at the time filed (i) complied as to form in all material respects with the requirements of the Exchange Act, and (ii) did not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except to the extent such documents may have been amended by a subsequent Company SEC Report. Each of the audited consolidated financial statements and unaudited interim financial statements (including, in each case, the notes, if any, thereto) included in the Company SEC Reports (collectively, the "Company Financial Statements") complied as to form in all material respects with the published rules and regulations of the SEC with respect thereto, were prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (except as may be indicated therein or in the notes thereto and except with respect to unaudited statements as permitted by Form 10-Q of the SEC) and fairly present (subject, in the case of the unaudited interim financial statements, to normal, recurring year-end audit adjustments (which are not expected to be, individually or in the aggregate, materially adverse to the Company and its subsidiaries, taken as a whole)) the consolidated financial position of the Company as of the dates thereof and the consolidated results of operations and cash flows for the periods then ended. Each subsidiary of the Company is treated as a consolidated subsidiary of the Company in the Company Financial Statements for all periods covered thereby.

      3.8. Absence of Certain Changes or Events. Except as disclosed in the
           ------------------------------------
Company SEC Reports filed prior to the date hereof, since September 30, 2000, there has not been:

          (i) any material adverse change in the assets, liabilities, financial condition or operating results of the Company except changes in the ordinary course of business, that have not been and are not expected to be, individually or in the aggregate, materially adverse;

          (ii) any damage, destruction or loss, whether or not covered by insurance, materially and adversely affecting the business, properties, or financial condition of the Company (as such business is presently conducted and as it is proposed to be conducted);

          (iii) any waiver or compromise by the Company of a valuable right or of a material debt owed to it;

          (iv) any satisfaction or discharge of any lien, claim, or encumbrance or payment of any obligation by the Company, except in the ordinary course of business and that is not material to the business, properties, or financial condition of the Company (as such business is presently conducted and as it is proposed to be conducted);

          (v) any material change to a material contract or arrangement by which the Company or any of its assets is bound or subject;

          (vi) any material change in any compensation arrangement or agreement with any employee, officer, director or holder of Common Stock, other than pursuant to the any employment agreements;

          (vii) any sale, assignment or transfer of any material patents, trademarks, copyrights, trade secrets or other intangible assets;

          (viii) any resignation or termination of employment of any officer or key employee of the Company; and the Company does not know of any impending resignation or termination of employment of any such officer or key employee;

          (ix) receipt of notice that there has been a loss of, or material order cancellation by, any major customer of the Company;

          (x) any mortgage, pledge, transfer of a security interest in, or lien, created by the Company, with respect to any of its material properties or assets, except liens for taxes not yet due or payable;

          (xi) any material loans or guarantees made by the Company to or for the benefit of its employees, holders of Common Stock, officers, or directors, or any members of their immediate families, other than travel advances and other advances made in the ordinary course of its business;

          (xii) any declaration, setting aside, or payment of any dividend or other distribution of the Company's assets in respect of any of the preferred stock (including the Preferred Stock) or Common Stock, or any direct or indirect redemption, purchase, or other acquisition of any of such preferred stock (including the Preferred Stock) or Common Stock by the Company;

          (xiii) to the best of the Company's knowledge, any other event or condition of any character that is reasonably likely to materially and adversely affect the business, properties, prospects, or financial condition of the Company (as such business is presently conducted and as it is proposed to be conducted), excluding events or conditions having general effect on businesses in the general economy or the Internet industry; or

          (xiv) any arrangement or commitment by the Company to do any of the things described in this Section 3.8.
                                   -----------

4.    REPRESENTATIONS AND WARRANTIES OF J NET.

Except as set forth in the corresponding sections or subsections of the J Net Disclosure Schedule, dated as of the date hereof, delivered by J Net to the Company to (the "J Net Disclosure Schedule") or the J Net SEC Reports, J Net hereby represents and warrants to the Company that at each of the Stand-By Closing and each Overallotment Closing, the following statements will be true and correct:

      4.1. Organization, Good Standing and Qualification. J Net and each of its
           ---------------------------------------------
subsidiaries is a corporation or other legal entity duly organized, validly existing and in good standing under the laws of its jurisdiction of existence, has all requisite corporate power and authority, and has been duly authorized by all necessary approvals and orders, to own, lease and operate its assets and properties to the extent owned, leased and operated and to carry on its business as it is now being conducted and is duly qualified and in good standing to do business in each jurisdiction in which the nature of its business or the ownership or leasing of its assets and properties makes such qualification necessary, other than in such jurisdictions where the failure to be so qualified and in good standing would not, when taken together with all other such failures, reasonably be expected to have a material adverse effect on the business, properties, condition (financial or otherwise), prospects (other than effects that are the result of general economic changes or industry specific risks) or results of operations of J Net and its subsidiaries taken as a whole or to prevent or materially delay the consummation of the transactions contemplated by this Agreement (any such material adverse effect being hereafter referred to as a "J Net Material Adverse Effect"). True, accurate and complete copies of the articles of incorporation, as amended, and by-laws of J Net as in effect on the date hereof, have been made available to the Company.

      4.2. Authority; Non-contravention and Statutory Approvals.
           ----------------------------------------------------

          (a) Authority. J Net has all requisite corporate power and authority
              ---------
to enter into this Agreement and, subject to obtaining the J Net Required Statutory Approvals, to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by J Net and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of J Net. This Agreement has been duly and validly executed and delivered by J Net and, assuming the due authorization, execution and delivery by the other signatories hereto, constitutes a legal, valid and binding obligation of J Net enforceable against J Net in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether such enforceability is considered in a proceeding in equity or at law.

          (b) Non-Contravention. The execution and delivery of this Agreement by
              -----------------
J Net does not, and the consummation of the transactions contemplated hereby will not, result in a Violation by J Net or any of its subsidiaries or, to the knowledge of J Net , any of its joint ventures pursuant to any provisions of (i) the articles of incorporation or by-laws of J Net or any of its subsidiaries,
(ii) subject to obtaining the J Net Required Statutory Approvals, any statute, law, ordinance, rule, regulation, judgment, decree, order, injunction, writ, permit or license of any Governmental Authority) applicable to J Net or any of its subsidiaries or, to the knowledge of J Net , any of its joint ventures, or any of their respective properties or assets, or (iii) any note, bond, mortgage, indenture, deed of trust, license, franchise, permit, concession, contract, lease or other instrument, obligation or agreement of any kind to which J Net or any of its subsidiaries is a party or by which J Net or any of its subsidiaries or any of their respective properties or assets may be bound or affected, excluding from the foregoing clauses (ii) and (iii) such Violations as would not reasonably be expected to have, in the aggregate, a J Net Material Adverse Effect.

          (c) Statutory Approvals. No declaration, filing or registration with,
              -------------------
or notice to or authorization, consent or approval of, any Governmental Authority is necessary for the execution and delivery of this Agreement by J Net or the consummation by J Net of the transactions contemplated hereby, except for those required under or in relation to the J Net Required Statutory Approvals, it being understood that references in this Agreement to "obtaining" such J Net Required Statutory Approvals shall mean making such declarations, filings or registrations; giving such notice; obtaining such consents or approvals; and having such waiting periods expire as are necessary to avoid a violation of law.

  4.3. Purchase for Own Account. The J Net Rights Shares are being acquired
       ------------------------
for investment for J Net's own account, not as a nominee or agent, and not with a view to the public resale or distribution thereof within the meaning of the Securities Act, and J Net has no present intention of selling, granting any participation in, or otherwise distribution the same. J Net also represents that it has not been formed for the specific purpose of acquiring the J Net Rights Shares.

  4.4. Investment Experience. J Net understands that the purchase of the J Net
       ---------------------
Rights Shares involves substantial risk. J Net: (i) has experience as an investor in securities and acknowledges that J Net is able to fend for itself, can bear the economic risk of its investment in the J Net Rights Shares and has such knowledge and experience in financial or business matters that J Net is capable of evaluating the merits and risks of this investment in the J Net Rights Shares and protecting its own interests in connection with this investment and/or (ii) has a preexisting personal or business relationship with the Company and certain of its officers, directors or controlling persons of a nature and duration that enables J Net to be aware of the character, business acumen and financial circumstances of such persons.

  4.5. Accredited Investor Status. J Net is an "accredited investor"
       --------------------------
 within the meaning of Regulation D promulgated under the Securities Act, and J Net has received a copy of the Company's articles of incorporation, by-laws, this Agreement and such other documents and agreements that it has requested and has read and understands the respective contents thereof. J Net has had the opportunity to ask questions of the Company and has received answers to such questions from the Company. J Net has carefully reviewed and evaluated these documents and understands the risks and other considerations relating to the investment.

  4.6. Financial Resources. J Net has the financial resources to perform its
       -------------------
obligations under this Agreement, including, without limitation, its obligation to purchase the Stand-By Shares pursuant to Section 1.1.
                                            -----------

5.   CONDITIONS TO CLOSING.

      Section 5.1. Conditions to Each Party's Obligations. The respective
                   --------------------------------------
obligations of the Company and J Net to consummate each of the Stand-By Closing and each Overallotment Closing shall be subject to the satisfaction of the following conditions on or prior to each of the Stand-By Closing Date and each Overallotment Closing Date (unless expressly waived in writing by the Company and J Net on or prior to each of the Stand-By Closing Date and each Overallotment Closing Date):

          (a) No Injunction. No temporary restraining order or preliminary
              --------------
or permanent injunction or other order by any Federal or state court preventing consummation of the transactions contemplated herein shall have been issued and continuing in effect, and none of the transactions contemplated herein shall have been prohibited under any applicable Federal or state law or other regulation.

          (b) Statutory Approvals. The Company Statutory Approvals and the J Net
              -------------------
Statutory Approvals shall have been obtained at or prior to each of the Stand-By Closing Date and each Overallotment Closing Date, such approvals shall have become Final Orders, and no Final Order shall impose terms or conditions that would have, or would be reasonably likely to have, a J Net Material Adverse Effect or a Company Material Adverse Effect.

          (c) The Conversion. The Conversion shall have been consummated or
              --------------
shall be consummated concurrently with the Stand-By Closing.

          (d) HSR Act. The waiting period (and any extension thereof), if any,
              -------
applicable to the Conversion and the J Net Rights Shares under the HSR Act shall have been terminated or shall have otherwise expired.

          (e) Company Shareholders' Approval. The Company Shareholders' Approval
              ------------------------------
with respect to (i) the issuance to J Net of Conversion Shares, (ii) the amendment to the articles of incorporation of the Company to increase the number of authorized shares of Common Stock to account for the shares of Common Stock to be issued in connection with the Rights Offering, (iii) the Rights Offering and the Overallotment Option and (iv) the amendment of the Company Employee Benefit Plans shall have been obtained.

      Section 5.2. Conditions Precedent to Obligation of The Company. The
                   -------------------------------------------------
obligation of the Company to consummate each of the Stand-By Closing and each Overallotment Closing is subject to the satisfaction of the following conditions on or prior to each of the Closing Date and each Overallotment Closing Date (unless expressly waived in writing by the Company on or prior to each of the Stand-By Closing Date and each Overallotment Closing Date):

          (a) Compliance by J Net. All of the terms, covenants and conditions of
              -------------------
this Agreement to be complied with and performed by J Net on or prior to each of the Stand-By Closing Date and each Overallotment Closing Date shall have been complied with and performed by it in all material respects, and the representations and warranties made by J Net in this Agreement shall be true and correct in all material respects on and as of each of the Stand-By Closing Date and each Overallotment Closing Date with the same force and effect as though such representations and warranties had been made on and as of each of the Stand-By Closing Date and each Overallotment Closing Date, except that any such representations and warranties that are given as of a particular date or period and relate solely to a particular date or period shall be true and correct as of such date or period.

          (b) Compliance Certificate. J Net shall deliver to the Company a
              ----------------------
certificate dated each of the Stand-By Closing Date and each Overallotment Closing Date of an executive officer of J Net certifying that the conditions specified in Section 5.2(a) have been satisfied.
             --------------

      Section 5.3. Conditions to the Obligation of J Net. The obligation of J
                   -------------------------------------
Net to consummate each of the Stand-By Closing and each Overallotment Closing is subject to the satisfaction of the following conditions on or prior to each of the Stand-By Closing Date and each Overallotment Closing Date (unless expressly waived in writing by J Net on or prior to each of the Stand-By Closing Date and each Overallotment Closing Date):

          (a) Registration Statement. The Registration Statement relating to the
              ----------------------
issuance and resale of shares of Common Stock issuable in connection with the Conversion and the J Net Rights Shares shall have become effective in accordance with the Securities Act, and no stop order suspending such effectiveness shall have been issued and remain in effect.

          (b) Listing of Shares. The shares of J Net Rights Shares issuable in
              -----------------
connection with this Agreement pursuant to Article I shall have been approved
                                           ---------
for listing on the NASDAQ or NASDAQ Small Cap Market upon official notice of issuance.

          (c) Compliance by the Company. All of the terms, covenants and
              -------------------------
conditions of this Agreement to be complied with and performed by the Company on or prior to each of the Stand-By Closing Date and each Overallotment Closing Date shall have been complied with and performed by it in all material respects, and the representations and warranties made by the Company in this Agreement shall be true and correct in all material respects on and as of each of the Stand-By Closing Date and each Overallotment Closing Date with the same force and effect as though such representations and warranties had been made on and as of each of the Stand-By Closing Date and each Overallotment Closing Date, except that any such representations and warranties that are given as of a particular date or period and relate solely to a particular date or period shall be true and correct as of such date or period.

          (d) Compliance Certificate. The Company shall deliver to J Net a
              ----------------------
certificate dated each of the Stand-By Closing Date and each Overallotment Closing Date of an executive officer of the Company certifying that the conditions specified in Section 5.3(c) have been satisfied.
                        --------------

          (e) No Company Material Adverse Effect. No Company Material Adverse
              ----------------------------------
Effect shall have occurred and there shall exist no fact or circumstance that would have, or would be reasonably likely to have, a Company Material Adverse Effect.

          (f) Company Required Consents. The Company Required Consents, the
              -------------------------
failure of which to be obtained would have a Company Material Adverse Effect, shall have been obtained.

          (h) Opinion of Company Counsel. An opinion of Covington & Burling,
              --------------------------
counsel to the Company, dated as of each of the Stand-By Closing Date and each Overallotment Closing Date, shall be delivered to J Net in form, scope and substance reasonably satisfactory to J Net.

6.    MISCELLANEOUS.

      6.1. Supplemental Schedules. With respect to facts and circumstances that
           ----------------------
arise after the date of this Agreement, the parties shall supplement the schedules to this Agreement to the extent that such facts and circumstances would have been required to be set forth on such schedules had they existed on the date of this Agreement, and such supplements shall be deemed to be part of the schedules for all purposes hereunder. Notwithstanding the foregoing sentence, the parties shall be under no obligation to supplement the schedules after the final Overallotment Closing Date.

      6.2. Survival of Representations, Warranties and Covenants. The
           -----------------------------------------------------
representations, warranties and covenants contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and each of the Stand-By Closing and each Overallotment Closing and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of J Net or its counsel.

      6.3. Successors and Assigns. This Agreement shall be binding upon and
           ----------------------
inure to the benefit of the parties and their successors and assigns. Neither the Company nor J Net shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other. Notwithstanding the foregoing, J Net may assign its rights hereunder to (i) any of its "affiliates," as that term is defined under the Exchange Act and (ii) any person that purchases the J Net Rights Shares in a private transaction from J Net, without the consent of the Company.

      6.4. Governing Law. This Agreement shall be governed by and construed in
           -------------
accordance with the laws of the State of New York applicable to agreements made and to be performed in the State of New York (without regard to principles of conflict of laws). Both parties irrevocably consent to the jurisdiction of the United States Federal courts and the state courts located in New York with respect to any suit or proceeding based on or arising under this Agreement, the agreements entered into in connection herewith or the transactions contemplated hereby or thereby and irrevocably agree that all claims in respect of such suit or proceeding may be determined in such courts. Both parties irrevocably waive the defense of an inconvenient forum to the maintenance of such suit or proceeding. Both parties further agree that service of process upon a party mailed by first class mail shall be deemed in every respect effective service of process upon the party in any such suit or proceeding. Nothing herein shall affect either party's right to serve process in any other manner permitted by law. Both parties agree that a final non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

      6.5. Counterparts; Signatures by Facsimile. This Agreement may be executed
           -------------------------------------
in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

      6.6. Headings. The headings of this Agreement are for convenience of
           --------
reference and shall not form part of, or affect the interpretation of, this Agreement.

      6.7. Severability.  If any provision of this  Agreement  shall be invalid
           ------------
or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

      6.8. Entire Agreement; Amendments. This Agreement, the schedules and
           ----------------------------
exhibits hereto and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor J Net makes any representation, warranty, covenant or undertaking with respect to such matters. This Agreement supercedes Article 8 of the Confidentiality Agreement dated October 6, 2000 between the Company and J Net. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement.

      6.9. Notices. Any notices required or permitted to be given under the
           -------
terms of this Agreement shall be sent by certified or registered mail (return receipt requested) or delivered personally or by courier (including a recognized overnight delivery service) or by facsimile and shall be effective five days after being placed in the mail, if mailed by regular United States mail, or upon receipt, if delivered personally or by courier (including a recognized overnight delivery service) or by facsimile, in each case addressed to a party. The addresses for such communications shall be:

          If to the Company:

          InterWorld Corporation
          395 Hudson Street, 6th Floor
          New York, New York 10014-3669
          Attention:  Chairman of the Board
          Facsimile: (212) 301-2424

          With copy to:

          Covington & Burling
          1330 Avenue of the Americas
          New York, New York 10019
          Attention:  Stephen A. Infante, Esq.
          Facsimile:  (212) 841-1010

If to J Net: To the address set forth immediately below J Net's name on the signature pages hereto.

          J Net Enterprises Inc.
          c/o J Net Venture Partners LLC
          680 Fifth Avenue, 11th Floor
          New York, New York 10019
          Attention:  Keith Meister
          Facsimile: (212) 502-6396

          With copy to:
          Greenberg Traurig, LLP
          200 Park Avenue
          New York, New York 10166
          Attention: Alan I. Annex, Esq.
          Facsimile: (212) 801-6400

Each party shall provide notice to the other party of any change in address.

      6.10. Third Party Beneficiaries. This Agreement is intended for the
           -------------------------
benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

      6.11. Survival; Indemnification. The representations and warranties and
            -------------------------
the agreements and covenants set forth in this Agreement shall survive the closings hereunder notwithstanding any due diligence investigation conducted by or on behalf of J Net. The Company agrees to indemnify and hold harmless J Net and all its officers, directors, employees and agents for loss or damage arising as a result of or related to any breach or alleged breach by the Company of any of its representations, warranties and covenants set forth in this Agreement, including any expenses incurred therewith. J Net agrees to indemnify and hold harmless the Company and all its officers, directors, employees and agents for loss or damage arising as a result of or related to any breach or alleged breach by J Net of any of its representations, warranties and covenants set forth in this Agreement, including any expenses incurred therewith.

      6.12. Further Assurances. Each party shall do and perform, or cause to be
            ------------------
done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

      6.13. No Strict Construction.  The language used in this Agreement will be
            ----------------------
deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

      6.14. Remedies. The Company acknowledges that a breach by it of its
            --------
obligations hereunder will cause irreparable harm to J Net by vitiating the intent and purpose of the transactions contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Agreement will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Agreement, that J Net shall be entitled, in addition to all other available remedies in law or in equity, to an injunction or injunctions to prevent or cure any breaches of the provisions of this Agreement and to enforce specifically the terms and provisions of this Agreement, without the necessity of showing economic loss and without any bond or other security being required.

      6.15. Best Efforts.  The parties shall use their reasonable best efforts
            ------------
to satisfy timely each of the conditions described in Sections 5.1, 5.2 and 5.3.

      6.16. Termination.  This Agreement shall automatically terminate and be of
            -----------
no further force or effect upon the termination, if any, of the Stock Purchase Agreement in accordance with its terms.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                       INTERWORLD CORPORATION


                                        By:      /s/ Michael Donahue
                                            -----------------------------------
                                        Name:    Michael Donahue
                                        Title:   Chairman, President and
                                                 Chief Executive Officer


                                       J NET ENTERPRISES, INC

                                        By:      /s/ Mark W. Hobbs
                                            ------------------------------------
                                        Name:    Mark W. Hobbs
                                        Title:   President and COO

                                                                    EXHIBIT 99.1

FOR IMMEDIATE RELEASE

Contacts:
InterWorld Corporation                                 J Net Enterprises, Inc.
----------------------                                 -----------------------
Press Contact:                                         Linda Crump
Chris Faust                                            (214) 696-8830
212-301-2375                                           Susan Mulligan
Investor Contact:                                      (646) 557-2992
Joel Herskovits
212-301-2528


                INTERWORLD SIGNS AGREEMENT FOR UP TO $40 MILLION
                   IN NEW FINANCING BY J NET ENTERPRISES, INC.

NEW YORK, NY, January 25, 2001 -- InterWorld(R) Corporation (NASDAQ: INTW), a leading global provider of software solutions for sell-side B2B and B2C e-commerce, and J Net Enterprises, Inc. (NYSE: J), a technology holding company, today announced the signing of a definitive agreement for the sale of InterWorld common stock of up to $40 million. The transaction will be in the form of a rights offering to existing common stockholders of InterWorld, with J Net guaranteeing minimum proceeds of $20 million. In conjunction with this offering, J Net will exchange all of its Series A Preferred Stock and certain warrants issued to J Net by InterWorld in November 2000 for InterWorld common stock.

"This additional capital will help ensure that InterWorld can continue to execute on its short- and long-term strategic business plan as well as continue to provide value for its existing and future clients and partners worldwide," said Allan R. Tessler, chairman and CEO of J Net. "We continue to view InterWorld as a strong technology leader in the sell-side e-commerce arena. The company is well poised to take advantage of the evolving e-business market opportunities."

"With the additional capital raised in this offering, the recent cost restructuring and the strategic refocusing of our sales and marketing efforts, we believe we are well positioned to reach profitability in 2002," said Michael Donahue, chairman, president and CEO of InterWorld. "This financing allows InterWorld to continue to evolve our e-commerce platform, providing our customers with enhanced functionality and flexibility to efficiently manage their direct and indirect sales channels."

Each of InterWorld's existing stockholders will receive the right to acquire approximately 1.05 shares of new InterWorld common stock at $.65 per share. In the event the rights offering is not fully subscribed, J Net has agreed to purchase sufficient shares of common stock at $.65 per share to ensure that the offering will provide a minimum of $20 million of capital to InterWorld. In addition, J Net has the right to purchase additional shares of InterWorld common stock at $.65 per share to increase its investment in this financing to $20 million. Further, J Net has the option to increase its investment above its $20 million commitment, based on an aggregate of $40 million of proceeds to InterWorld, at per share prices of 90% of the volume-weighted average trading price of InterWorld common stock for the 12-day period prior to the time of exercise.

Also in conjunction with this offering, J Net has agreed to exchange the Series A Preferred Stock and the warrants to purchase common stock, both acquired in a November 2000 financing transaction, for approximately 46 million shares of InterWorld common stock. Accordingly, InterWorld will be released from its obligation to redeem those securities for $30 million plus accrued dividends on April 12, 2001. Assuming consummation of the transactions outlined in the agreements, J Net will own a majority of the issued and outstanding common stock of InterWorld.

These transactions are subject to InterWorld shareholder approval and a charter amendment is required to increase the number of authorized shares. It is also contemplated that the shareholders will be asked to increase the number of shares in InterWorld's employee stock option plan to partially offset the dilution of this offering. The rights offering and the shareholder vote will be made pursuant to a prospectus, proxy statement and registration statement to be filed with Securities and Exchange Commission in early February. The completion of the offering is expected to be completed in early Spring.

This offering does not constitute an offering of any securities for sale. No securities have yet been registered under the Securities Act of 1933, and no securities may be offered or sold absent registration or an applicable exemption from registration requirements.

Chapter 1  About InterWorld Corporation

InterWorld(R) Corporation (NASDAQ: INTW) is a leading global provider of software solutions for sell-side B2B and B2C e-commerce. The company's process-oriented and standards-based solution enables manufacturers, distributors and retailers to compete more successfully in today's global digital economy. InterWorld's comprehensive, pre-packaged solution allows businesses to maximize profitability, lower operating costs and enhance overall corporate or consumer loyalty. InterWorld has over 100 customers worldwide including industry leaders Oki Data Americas, Inc., IKON Office Solutions, MSC Industrial, DisneyStore.com, Ann Taylor Corp., and Brooks Brothers. Founded in 1995, InterWorld is headquartered in New York, NY with offices throughout North America, Europe, and Asia-Pacific. InterWorld can be reached at 1-877-326-6637 or http://www.interworld.com.
   --------------------------

Chapter 2  About J Net Enterprises

J Net Enterprises, Inc. is a technology holding company with concentrated investments in leading enterprise software and Internet infrastructure companies. J Net's name was changed from Jackpot Enterprises, Inc, at its annual meeting of the stockholders on December 6, 2000. The Company's assets consist primarily of cash and investments at cost. For more information on J Net Enterprises, visit http://www.jnettech.com.
                   ------------------------

                                       ###

InterWorld is a registered trademark of InterWorld Corporation. All other company, product, and brand names are trademarks of their respective owners.

This press release contains or may contain forward-looking statements such as statements regarding the companies' future growth and profitability, growth strategy and trends in the industry in which they operate. These forward-looking statements are based on the company's current expectations and are subject to a number of risks, uncertainties and assumptions. Among the important factors that could cause actual results to differ significantly from these expressed or implied forward-looking statements are the failure of our products to be accepted in the Internet commerce market, the intense competition in our industry, technological change, our reliance on systems integration companies to sell and implement our products, our need to attract significant new clients each year, our ability to modify our products and market them internationally, the potential need for additional financing, the risk that our proprietary rights may not be fully protected, as well as the other risk factors affecting the companies detailed from time to time in the documents they have filed with the U.S. Securities and Exchange Commission. The companies assume no responsibility to update the forward-looking statements contained in this release.